              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON JANUARY 31, 2001

                                         SECURITIES ACT REGISTRATION NO. 2-74139

                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3264
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                           PRE-EFFECTIVE AMENDMENT NO.                       / /


                        POST-EFFECTIVE AMENDMENT NO. 31                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     / /


                                AMENDMENT NO. 32                             /X/


                        (Check appropriate box or boxes)

                            ------------------------

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
               (Exact name of registrant as specified in charter)
            (Formerly, Prudential-Bache Government Securities Trust)

                              GATEWAY CENTER THREE
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7521

                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):


/X/       immediately upon filing pursuant to paragraph (b)
/ /       on (date) pursuant to paragraph (b)
/ /       60 days after filing pursuant to paragraph (a)(1)
/ /       on (date) pursuant to paragraph (a) (1)
/ /       75 days after filing pursuant to paragraph (a)(2)
/ /       on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


        Title of Securities Being Registered.......Shares of Beneficial Interest
    (Par Value $.01 per share)

----------------------------------------------------------------------
----------------------------------------------------------------------

                      PROSPECTUS AND FINANCIAL PRIVACY NOTICE   JANUARY 31, 2001


   PRUDENTIAL
   GOVERNMENT SECURITIES TRUST
   MONEY MARKET SERIES

     FUND TYPE Money market

     OBJECTIVE High current income, preservation of capital and maintenance of liquidity
Build on the Rock


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objectives and Principal Strategies
1       Principal Risks
2       Evaluating Performance
4       Fees and Expenses

6       HOW THE SERIES INVESTS
6       Investment Objectives and Policies
7       Other Investments and Strategies
9       Investment Risks

12      HOW THE SERIES IS MANAGED
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor

14      SERIES DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues

16      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
16      How to Buy Shares
23      How to Sell Your Shares
25      How to Exchange Your Shares
27      Telephone Redemptions or Exchanges

28      FINANCIAL HIGHLIGHTS
28      Class A Shares
29      Class Z Shares

30      THE PRUDENTIAL MUTUAL FUND FAMILY

I       YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY
        FOR MORE INFORMATION (Back Cover)


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MONEY MARKET SERIES                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the MONEY MARKET SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Our investment objectives are HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. In pursuing our objectives, we invest primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. While we make every effort to achieve our investment objectives and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates rise or there is a lack of confidence in the borrower. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Repurchase agreements have the risk of losing value if the seller defaults or the value of the collateral securing the repurchase agreement declines.


    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities, limits the average maturity of the portfolio to 90 days or less, and limits the effective remaining maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.


-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------


    For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."

    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and Average Annual Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The tables also compare the Series' performance to the performance of a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  5.70%
1992  3.43%
1993  2.58%
1994  3.57%
1995  5.30%
1996  4.77%
1997  4.93%
1998  4.82%
1999  4.36%
2000  5.53%

BEST QUARTER: 1.57% (1st quarter of 1991) WORST QUARTER: 0.63% (2nd quarter of
1993)

* THE SERIES' RETURN FROM 1-1-00 TO 12-31-00 WAS 5.53%.


-------------------------------------------------------------------
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2  MONEY MARKET SERIES                                     [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)



                                1 YR   5 YRS  10 YRS     SINCE INCEPTION
  Class A shares                5.53%  4.88%  4.49%   6.15% (since 1-12-82)
  Class Z shares                5.66%    N/A    N/A   5.06% (since 3-1-96)
  Lipper Average(2)             5.71%  5.00%  4.13%   **(2)



  7 DAY YIELD(1) (AS OF 12-31-00)



  Class A shares                                    5.56%
  Class Z shares                                    5.68%
  iMoneyNet MFR Average(3)                          5.89%



1    THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER U.S. GOVERNMENT MONEY MARKET FUNDS CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.02% FOR CLASS A AND 4.81% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
3 THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE-TM- (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE IMONEYNET MFR AVERAGE/ALL TAXABLE MONEY MARKET FUND CATEGORY. IMONEYNET, INC. WAS FORMERLY KNOWN AS IBC FINANCIAL DATA, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series--Class A and Class Z. Each share class has different expenses but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A  CLASS Z
  Maximum sales charge
   (load) imposed on purchases (as
   a percentage of offering price)          None     None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of
   original
   purchase price or sale proceeds)         None     None
  Maximum sales charge (load) imposed
   on reinvested dividends and other
   distributions                            None     None
  Redemption fees                           None     None
  Exchange fee                              None     None

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                          CLASS A  CLASS Z
  Management fees                         0.400%   0.400%
  + Distribution and service (12b-1)
   fees                                   0.125%     None
  + Other expenses                        0.385%   0.385%
  = TOTAL ANNUAL SERIES OPERATING
   EXPENSES                                0.91%    0.79%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

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4  MONEY MARKET SERIES                                     [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Series' two share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                 $93   $290   $504  $1,120
  Class Z shares                 $80   $251   $436   $ 972


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
The Series' investment objectives are HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. While we make every effort to achieve our objectives, we can't guarantee success.
    The Series invests in SHORT-TERM MONEY MARKET INSTRUMENTS issued or guaranteed by the U.S. Government or its agencies or instrumentalities to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. All securities that we purchase will be denominated in U.S. dollars. The Series will invest at least 80% of its total assets in U.S. Government securities, including repurchase agreements with respect to such securities.

    U.S. Government securities include DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities are all backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not.

    Treasury debt obligations are sometimes "stripped" into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Series may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
    The Series may also invest in CERTIFICATES OF DEPOSIT, which are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. Some certificates of deposit may be insured, such as certificates of deposit insured by the Federal Deposit Insurance Corporation.

    The Series may also use REPURCHASE AGREEMENTS with respect to U.S. Government securities, where a party agrees to sell a security to the Series and then repurchase it at an agreed-upon price at a stated time. A

-------------------------------------------------------------------
6  MONEY MARKET SERIES                                     [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

repurchase agreement is like a loan by the Series to the other party that creates a fixed return for the Series.

    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover of this prospectus.

    The Series' investment objectives are fundamental policies that cannot be changed without shareholder approval. The Board of the Trust can change investment policies of the Series that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

ASSET-BACKED SECURITIES

The Series may invest in asset-backed securities. An ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as student loans or residential mortgages.


FLOATING RATE DEBT SECURITIES AND VARIABLE RATE DEBT SECURITIES

The Series may invest in floating rate debt securities and variable rate debt securities with respect to money-market obligations. FLOATING RATE DEBT SECURITIES are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest rate on floating rate debt securities changes when there is a change in the designated rate. VARIABLE RATE DEBT SECURITIES are debt securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the debt securities on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the debt securities.

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase money-market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.


LIQUIDITY PUTS AND CALLS
The Series may purchase and exercise PUTS OR CALLS on money-market obligations without limit. Puts give the Series the right to sell securities at a specified price and date. Calls give the Series the right to buy securities at a specified price and date. Puts or calls may be acquired to allow the Series to manage liquidity. Puts or calls may involve additional costs to the Series, which could reduce the Series' return.
    For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."


ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Series may lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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8  MONEY MARKET SERIES                                     [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.


  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  HIGH-QUALITY MONEY         -- Credit risk--the risk    -- Regular interest
  MARKET OBLIGATIONS             that the borrower            income
  OF ALL TYPES ISSUED OR         can't pay back the      -- Generally more secure
  GUARANTEED BY THE              money borrowed or           than lower-quality
  U.S. GOVERNMENT OR             make interest               debt securities
  ITS AGENCIES OR                payments (relatively    -- Most bonds rise in
  INSTRUMENTALITIES              low for U.S.                 value when interest
                                 Government                  rates fall
  UP TO 100%                     securities)             -- The U.S. Govenment
                             -- Market risk--the risk        guarantees interest
                                 that debt                   and principal
                                 obligations will            payments on certain
                                 lose value in the           U.S. Government
                                 market, sometimes           securities
                                 rapidly or
                                 unpredictably,
                                 because interest
                                 rates rise or there
                                 is a lack of
                                 confidence in the
                                 borrower
                             -- Not all U.S.
                                 Government
                                 securities are
                                 insured or
                                 guaranteed by the
                                 U.S.
                                 Government--some are
                                 backed by the
                                 issuing agency
---------------------------------------------------------------------------------
  ILLIQUID SECURITIES        -- Illiquidity risk--the    -- May offer a more
                                  risk that debt             attractive yield
  UP TO 10% OF NET ASSETS        obligations may be          than more widely
                                 difficult to value          traded securities
                                 precisely and sell
                                 at time or price
                                 desired, in which
                                 case valuation would
                                 depend more on
                                 investment adviser's
                                 judgment than is
                                 generally the case
                                 with other types of
                                 debt securities
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  WHEN-ISSUED AND            -- May decrease             -- May magnify
  DELAYED-DELIVERY               underlying                   underlying
  SECURITIES                     investment returns          investment returns
  UP TO 15% OF NET ASSETS
---------------------------------------------------------------------------------
  VARIABLE/FLOATING          -- May decrease returns     -- May offer protection
  RATE DEBT SECURITIES           when interest rates         against interest
                                 decrease                    rate increases
  PERCENTAGE VARIES;
  USUALLY LESS THAN 65%
---------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES    -- Prepayment risk--the     -- Regular interest
                                 risk that the                income
  PERCENTAGE VARIES;             underlying              -- May offer higher
  USUALLY LESS THAN 25%          obligations may be           yield due to their
                                 prepaid, partially          structure
                                 or completely,
                                 generally during
                                 periods of falling
                                 interest rates,
                                 which could
                                 adversely affect
                                 yield to maturity
                                 and could require
                                 the Series to
                                 reinvest in lower
                                 yielding securities
                             -- Credit risk--the risk
                                 that the underlying
                                 receivables will not
                                 be paid by issuers
                                 or guarantors of
                                 such instruments.
                                 Some asset-backed
                                 securities are
                                 unsecured or secured
                                 by lower-rated
                                 insurers or
                                 guarantors and thus
                                 may involve greater
                                 risk
                             -- See market risk
---------------------------------------------------------------------------------


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10  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
---------------------------------------------------------------------------------
  LIQUIDITY PUTS AND         -- Puts or calls used       -- May allow the Series
  CALLS                           for liquidity               to be fully
                                 management may not          invested while
  PERCENTAGE VARIES;             have the intended           providing necessary
  USUALLY LESS THAN 25%          effects and may             liquidity
                                 result in losses or
                                 missed opportunities
                             -- The other party to a
                                 put or call could
                                 default
                             -- Certain types of puts
                                  or calls involve
                                 costs to the seller
                                 which can reduce
                                 returns
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Series' officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a Management Agreement with the Trust, PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. For the fiscal year ended November 30, 2000, the Series paid PIFM management fees of .40% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 40 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

    Prudential Investments' Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute

-------------------------------------------------------------------
12  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income tax in the state where you live.


    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.


    Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such CAPITAL GAINS will be paid to shareholders--typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells assets which it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for federal income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other

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14  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

SERIES DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund
Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


    Except as noted below, the minimum initial investment for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     --    Whether you qualify to purchase Class Z shares.
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16  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' two share classes.

                                           CLASS A    CLASS Z
 Minimum purchase amount(1)               $1,000        None
 Minimum amount for subsequent
  purchases(1)                            $100          None
 Maximum initial sales charge             None          None
 Contingent Deferred Sales Charge (CDSC)  None          None
 Annual distribution and service (12b-1)
  fees
  (shown as a percentage of average net
  assets)(2)                              .125 of 1%    None

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .125 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .125 OF 1% (INCLUDING UP TO .125 OF 1% AS A SERVICE FEE).

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.



OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:



     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Series)


     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.
    All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep Program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep Program, except as specifically provided (that is, you cannot make a manual purchase).


    The Autosweep Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.

-------------------------------------------------------------------
18  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    For IRAs and Benefit Plans in the Autosweep program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.

    For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month


    Purchases through the Autosweep Program are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


    You will begin earning dividends on your shares purchased through the Autosweep Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.

    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    The charges and expenses of the Autosweep Program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep Program, your should contact your Prudential Securities Financial Advisor.


MANUAL PURCHASES
You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:


     -- You do not participate in a money market sweep program (the Autosweep Program)


     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.


    The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to the Series (Prudential Securities delivers Federal Funds on the business day after settlement).
    If you make a manual purchase through the Series' Distributor, through your broker (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker, your broker will forward your order and payment to the Series. You should contact your broker for information about services that your broker may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker. Any such charge is retained by your broker and is not sent to the Series.
-------------------------------------------------------------------
20  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.

    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.


    We determine the NAV of our shares once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares or when changes in the value of the Series' portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: CUSTOMER SERVICE
P.O. BOX 15005
NEW BRUNSWICK, NEW JERSEY 08906-5005


    The application form must be signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not the amount credited to each sub-account.
-------------------------------------------------------------------
22  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101



    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."


REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
-------------------------------------------------------------------
24  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


AUTOMATIC REDEMPTION FOR THE AUTOSWEEP PROGRAM


If you participate in the Autosweep Program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit sufficient cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay another deficit in your securities account other than through this procedure, you must deposit sufficient cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividend declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.
    If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.
    If you participate in any fee-based program where the Series is an available investment option, your Class A shares, if any, will be automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be
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26  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Series before 4:30 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review this chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING
PERFORMANCE                              2000           1999           1998           1997           1996
 NET ASSET VALUE, BEGINNING OF YEAR         $1.000         $1.000         $1.000         $1.000         $1.000
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       0.053          0.042          0.048          0.048          0.046
 Dividends and distributions                (0.053)        (0.042)        (0.048)        (0.048)        (0.046)
 Net asset value, end of year               $1.000         $1.000         $1.000         $1.000         $1.000
 TOTAL RETURN(1)                             5.43%          4.31%          4.87%          4.87%          4.74%
--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $558,307       $576,868       $590,004       $591,428       $552,123
 AVERAGE NET ASSETS (000)                 $559,103       $594,266       $589,649       $586,513       $589,147
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    .91%           .90%           .80%           .77%           .86%
 Expenses, excluding distribution
  and service (12b-1) fees                    .79%           .77%           .67%           .65%           .73%
 Net investment income                       5.35%          4.23%          4.77%          4.77%          4.63%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

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28  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS Z SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING
PERFORMANCE                              2000           1999           1998           1997          1996(1)
 NET ASSET VALUE, BEGINNING OF YEAR         $1.000         $1.000         $1.000         $1.000         $1.000
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net
  realized gains                             0.054          0.044          0.049          0.048          0.038
 Dividends and distributions                (0.054)        (0.044)        (0.049)        (0.048)        (0.038)
 NET ASSET VALUE, END OF YEAR               $1.000         $1.000         $1.000         $1.000         $1.000
 TOTAL RETURN(2)                             5.56%          4.44%          5.00%          5.03%          3.87%
-----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000           1999           1998           1997        1996(1)
-----------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)             $38,534        $41,546        $26,901           $581        $204(4)
 AVERAGE NET ASSETS (000)                  $34,243        $32,984        $19,236           $672         $1,962
 RATIO TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    .79%           .77%           .67%           .65%        .68%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                    .79%           .77%           .67%           .65%        .68%(3)
 Net investment income                       5.48%          4.38%          4.89%          4.92%       4.68%(3)



1 INFORMATION SHOWN IS FOR THE PERIOD FROM MARCH 1, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH NOVEMBER 30, 1996.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4    FIGURE IS ACTUAL AND NOT ROUNDED TO NEAREST THOUSAND.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND


PRUDENTIAL REAL ESTATE SECURITIES FUND

PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS

  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS

PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL NATURAL RESOURCES FUND, INC.

PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.

TARGET FUNDS
  INTERNATIONAL EQUITY FUND


GLOBAL BOND FUND


PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


-------------------------------------------------------------------
30  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.

PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES

  NEW JERSEY SERIES

  NEW YORK SERIES

  PENNSYLVANIA SERIES

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES

SPECIAL MONEY MARKET FUND, INC.

  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND

  NEW JERSEY MONEY MARKET SERIES

  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS

COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUND

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
32  MONEY MARKET SERIES                                    [LOGO] (800) 225-1852

YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY



 ACCESSING INFORMATION


    Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.



 COLLECTING INFORMATION TO CONDUCT BUSINESS


    Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:


    - information included on your application and related forms (such as name, address, Social Security number, assets and income);


    - information about your relationships with us (such as products or services purchased, account balances and payment history);


    - information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);


    - information from consumer reporting agencies (such as credit relationships and history);


    - information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and


    - information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").



 SECURITY STANDARDS


    We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.



 SHARING INFORMATION WITHIN PRUDENTIAL


    We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:


    - provide customer service or account maintenance; or


    - tell you about other products or services offered by Prudential.



 SHARING INFORMATION IN OTHER CIRCUMSTANCES


    In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:


    - companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or


    - financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.


    We will not share medical information or motor vehicle reports for marketing purposes.


    Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.


    We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.



 IT'S YOUR CHOICE


    Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.


    If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.


    While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.


                             NOT PART OF PROSPECTUS

    THIS NOTICE IS BEING PROVIDED ON BEHALF OF THE FOLLOWING PRUDENTIAL
AFFILIATES:



Prudential Insurance Company of America, The


Prudential Property and Casualty Insurance Company


Prudential Securities Incorporated


Prudential Investment Corporation, The


Prudential Bank and Trust Company, The


Prudential 20/20 Focus Fund


Prudential California Municipal Fund


Prudential Commercial Insurance Company


Prudential Commercial Insurance Company of New Jersey, The


Prudential Direct Insurance Agency of Texas, Inc.


Prudential Direct Insurance Agency of Alabama, Inc.


Prudential Direct Insurance Agency of Massachusetts, Inc.


Prudential Direct Insurance Agency of New Mexico, Inc.


Prudential Direct Insurance Agency of Ohio, Inc.


Prudential Direct Insurance Agency of Wyoming, Inc.


Prudential Direct, Inc.


Prudential Diversified Funds


Prudential Equity Fund, Inc.


Prudential Equity Investors, Inc.


Prudential Europe Growth Fund, Inc.


Prudential General Agency of Ohio, Inc.


Prudential General Insurance Agency of Florida, Inc.


Prudential General Insurance Agency of Kentucky, Inc.


Prudential General Insurance Agency of Massachusetts, Inc.


Prudential General Insurance Agency of Mississippi, Inc.


Prudential General Insurance Agency of Nevada, Inc.


Prudential General Insurance Agency of New Mexico, Inc.


Prudential General Insurance Agency of Texas, Inc.


Prudential General Insurance Agency of Wyoming, Inc.


Prudential General Insurance Company


Prudential General Insurance Company of New Jersey, The


Prudential Global Total Return Fund, Inc.


Prudential Government Income Fund, Inc.


Prudential Government Securities Trust


Prudential High Yield Fund, Inc.


Prudential High Yield Total Return Fund, Inc.


Prudential Index Series Fund


Prudential Institutional Liquidity Portfolio, Inc.


Prudential Insurance Brokerage, Inc.


Prudential International Bond Fund, Inc.


Prudential Investment Management Services LLC


Prudential Investment Portfolios, Inc., The


Prudential Investments Fund Management LLC


Prudential MoneyMart Assets, Inc.


Prudential Municipal Bond Fund


Prudential Municipal Series Fund


Prudential National Municipal Funds, Inc.


Prudential Natural Resources Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential Property and Casualty Insurance Company of New Jersey, The


Prudential Property and Casualty New Jersey Insurance Brokerage, Inc., The


Prudential Real Estate Securities Fund


Prudential Savings Bank, F.S.B., The


Prudential Sector Funds, Inc.


Prudential Select Life Insurance Company of America


Prudential Series Fund, Inc., The


Prudential Short-Term Corporate Bond Fund, Inc.


Prudential Small Company Fund, Inc.


Prudential Special Money Market Fund, Inc.


Prudential Tax-Free Money Fund, Inc.


Prudential Tax-Managed Funds


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential Total Return Bond Fund, Inc.


Prudential Trust Company


Prudential U.S. Emerging Growth Fund, Inc.


Prudential Value Fund


Prudential World Fund, Inc.


Pruco Life Insurance Company


Pruco Life Insurance Company of New Jersey


Pruco Securities Corporation


Asia Pacific Fund, Inc., The


Bache Insurance Agency Incorporated


Bache Insurance Agency of Alabama, Inc.


Bache Insurance Agency of Oklahoma, Inc.


Bache Insurance Agency of Texas, Inc.


Cash Accumulation Trust


COMMAND Government Fund


COMMAND Money Fund


COMMAND Tax-Free Fund


Duff & Phelps Utilities Tax-Free Income Fund, Inc.


First Financial Fund, Inc.


Global Utility Fund, Inc.


High Yield Income Fund, Inc., The


High Yield Plus Fund, Inc., The


Hochman & Baker Investment Advisory Services


Hochman & Baker Securities


Hochman & Baker, Inc.


Jennison Associates LLC


Merastar Insurance Company


Nicholas-Applegate Fund, Inc.


Quick Sure Auto Agency


Strategic Partners Series


Target Funds


Target Portfolio Trust, The


Titan Auto Agency, Inc.


Titan Auto Insurance


Titan Auto Insurance of Arizona, Inc.


Titan Auto Insurance of New Mexico


Titan Auto Insurance of Pennsylvania


Titan Auto Insurance, Inc.


Titan Indemnity Company


Titan Insurance Company


Titan Insurance Services, Inc.


Titan National Auto Call Center, Inc.


Victoria Automobile Insurance Company


Victoria Fire & Casualty Company


Victoria Insurance Agency, Inc.


Victoria National Insurance Company


Victoria Select Insurance Company


Victoria Specialty Insurance Company


W. I. of Florida, Inc.


WHI of New York, Inc.


Whitehall Insurance Agency of Texas, Inc.


Whitehall of Indiana, Inc.


In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.


The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.


We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.


If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.


                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE


If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.



1. / / Do not share my information to inform me of other products or services.



2. Please remove my name from Prudential's corporate marketing lists for receiving information:



   / / by U.S. mail    / / by telephone


TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT / POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Account/Policy Number (required for processing)



PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 (Area Code) Phone Number



MAIL TO:



PRUDENTIAL -- CUSTOMER PRIVACY
P.O. BOX 4600
TRENTON, NEW JERSEY 08650



NAMES OF JOINT OWNERS


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State ZIP Code



IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.



0001


                             NOT PART OF PROSPECTUS

FOR MORE INFORMATION



Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance.)
SEMI-ANNUAL REPORT


You can also obtain copies of Series documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090.)

VIA THE INTERNET
or the EDGAR Database at
http://www.sec.gov



CUSIP Numbers              NASDAQ Symbols



Class A Shares 744342-205      PBGXX



Class Z Shares 744342-403      PG2XX



Investment Company Act File No. 811-3264



 MF100A
[RECYCLED LOGO]
 Printed on Recycled Paper

                      PROSPECTUS AND FINANCIAL PRIVACY NOTICE   JANUARY 31, 2001


   PRUDENTIAL
   GOVERNMENT SECURITIES TRUST
   U.S. TREASURY MONEY MARKET SERIES

     FUND TYPE Money market

     OBJECTIVE High current income consistent with the preservation of principal and liquidity
Build on the Rock


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
3       Fees and Expenses

4       HOW THE SERIES INVESTS
4       Investment Objective and Policies
5       Other Investments and Strategies
6       Investment Risks

8       HOW THE SERIES IS MANAGED
8       Board of Trustees
8       Manager
8       Investment Adviser
9       Distributor

10      SERIES DISTRIBUTIONS AND TAX ISSUES
10      Distributions
11      Tax Issues

12      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
12      How to Buy Shares
21      How to Sell Your Shares
25      How to Exchange Your Shares
26      Telephone Redemptions or Exchanges

28      FINANCIAL HIGHLIGHTS
28      Class A Shares
29      Class Z Shares

30      THE PRUDENTIAL MUTUAL FUND FAMILY

I       YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
U.S. TREASURY MONEY MARKET SERIES             [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the U.S. TREASURY MONEY MARKET SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. In pursuing our objective, we invest exclusively in U.S. Treasury obligations that mature in 13 months or less. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success. To date, the Series' net asset value has never deviated from $1 per share.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The money market securities in which the Series invests are generally subject to the risk that the obligations may lose value because interest rates rise or there is a lack of confidence in the borrower. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due.



    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in U.S. Treasury obligations, limits the average maturity of the portfolio to 90 days or less, and limits the effective remaining maturity of any security to no more than 13 months. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.


    For more information about the risks associated with the Series, see "How the Series Invests--Investment Risks."

    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and Average Annual Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The tables also compare the Series' performance to the performance of a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.


ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  5.70%
1992  3.29%
1993  2.55%
1994  3.61%
1995  5.25%
1996  4.74%
1997  4.81%
1998  4.61%
1999  4.25%
2000  5.38%

BEST QUARTER: 1.53% (1st quarter of 1991) WORST QUARTER: 0.61% (2nd quarter of
1993)

    * THE SERIES' RETURN FROM 1-1-00 TO 12-31-00 WAS 5.38%.



  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)



                                1 YR   5 YRS  10 YRS    (SINCE INCEPTION)
  Class A Shares                5.38%  4.76%  4.41%    4.43% (since 12-3-90)
  Class Z Shares                5.51%    N/A    N/A    5.05% (since 2-21-97)
  Lipper Average(2)             5.46%  4.82%  4.43%                    **(2)



  7 DAY YIELD(1) (AS OF 12-31-00)



  Class A Shares                5.05%
  Class Z Shares                5.17%
  iMoneyNet MFR Average(3)      5.63%



1    THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER U.S. TREASURY MONEY MARKET FUND CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 4.45% FOR CLASS A AND 4.83% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
3 THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE-TM- (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE IMONEYNET MFR AVERAGE/U.S. TREASURY RETAIL FUND CATEGORY. IMONEYNET, INC. WAS FORMERLY KNOWN AS IBC FINANCIAL DATA, INC.

-------------------------------------------------------------------
2  U.S. TREASURY MONEY MARKET SERIES                       [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold each share class of the Series--Class A and Class Z. Each share class has different expenses but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                          CLASS A  CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                          None     None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of
   original purchase
   price or sale proceeds)                  None     None
  Maximum sales charge (load) imposed
   on reinvested dividends and other
   distributions                            None     None
  Redemption fees                           None     None
  Exchange fee                              None     None

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                          CLASS A  CLASS Z
  Management fees                         0.400%   0.400%
  + Distribution and service (12b-1)
   fees                                   0.125%     None
  + Other expenses                        0.085%    0.08%
  = TOTAL ANNUAL SERIES OPERATING
   EXPENSES                                0.61%    0.48%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

EXAMPLE

This example will help you compare the fees and expenses of the Series' two share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                $62   $195   $340    $762
  Class Z shares                $49   $154   $269    $604


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.

    The Series invests exclusively in U.S. TREASURY OBLIGATIONS to try to provide investors with high current income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. The Series will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States, which means that payment of interest and principal is guaranteed, but yield and market value are not. They differ primarily in their interest rates and the lengths of their maturities.

    The U.S. Treasury sometimes "strips" Treasury debt obligations into their component parts--the Treasury's obligation to make periodic interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Series may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
    DEBT OBLIGATIONS in general, including U.S. Treasury obligations, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the
-------------------------------------------------------------------
4  U.S. TREASURY MONEY MARKET SERIES                       [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

SAI--contains additional information about the Series. To obtain a copy, see the back cover of this prospectus.

    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies of the Series that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

FLOATING RATE DEBT SECURITIES AND VARIABLE RATE DEBT SECURITIES

The Series may invest in floating rate debt securities and variable rate debt securities with respect to U.S. Treasury obligations. FLOATING RATE DEBT SECURITIES are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest rate on floating rate debt securities changes when there is a change in the designated rate. VARIABLE RATE DEBT SECURITIES are debt securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. They may allow the Series to demand full payment of the debt securities on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the debt securities.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
The Series may purchase U.S. Treasury obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.

    For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."

ADDITIONAL STRATEGIES
The Series also follows certain policies when it BORROWS MONEY (the Series may borrow up to 20% of the value of its total assets) or HOLDS ILLIQUID
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. To limit these risks, we invest only in U.S. Treasury securities, which are of the highest possible credit quality. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.

-------------------------------------------------------------------
6  U.S. TREASURY MONEY MARKET SERIES                       [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
----------------------------------------------------------------------------------
  U.S. TREASURY               -- Credit risk--the risk    -- Regular interest
  SECURITIES                      that the borrower            income
                                  can't pay back the      -- Generally more secure
  UP TO 100%                      money borrowed or           than lower-quality
                                  make interest               debt securities
                                  payments (relatively    -- Principal and
                                  low for U.S.                 interest are
                                  Treasury securities)        guaranteed by the
                              -- Market risk--the risk        U.S. Government
                                  that debt               -- Most bonds rise in
                                  obligations will             value when interest
                                  lose value in the           rates fall
                                  market, sometimes
                                  rapidly or
                                  unpredictably,
                                  because interest
                                  rates rise or there
                                  is a lack of
                                  confidence in the
                                  borrower
----------------------------------------------------------------------------------
  WHEN-ISSUED AND             -- May decrease             -- May magnify
  DELAYED-DELIVERY                underlying                   underlying
  SECURITIES                      investment returns          investment returns
  PERCENTAGE VARIES;
  USUALLY LESS THAN 40%
----------------------------------------------------------------------------------
  ILLIQUID SECURITIES         -- Illiquidity risk--the    -- May offer a more
                                   risk that bonds may        attractive yield
  UP TO 10% OF NET ASSETS         be difficult to             than more widely
                                  value precisely and         traded securities
                                  sell at time or
                                  price desired, in
                                  which case valuation
                                  would depend more on
                                  investment adviser's
                                  judgment than is
                                  generally the case
                                  with other types of
                                  debt securities
----------------------------------------------------------------------------------
  VARIABLE/FLOATING           -- May decrease returns     -- May offer protection
  RATE DEBT SECURITIES            when interest rates         against interest
                                  decrease                    rate increases
  PERCENTAGE VARIES;
  USUALLY LESS THAN 65%
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Series' officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a Management Agreement with the Trust, PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. For the fiscal year ended November 30, 2000, the Series paid PIFM management fees of .40% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 40 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.
    Prudential Investments' Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
-------------------------------------------------------------------
8  U.S. TREASURY MONEY MARKET SERIES                       [LOGO] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A Shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income tax in the state where you live.


    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Treasury security and the security pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses.The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.


    Although the Series is not likely to realize long-term capital gains because of the types of securities we purchase, any such CAPITAL GAINS will be paid to shareholders typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells assets which it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other

-------------------------------------------------------------------
10  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

SERIES DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

shareholder services, see "Step 4: Additional Shareholder Services" in the next section."

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


    Except as noted below, the minimum initial investment for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     --    Whether you qualify to purchase Class Z shares.
-------------------------------------------------------------------
12  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' two share classes.

                                           CLASS A    CLASS Z
  Minimum purchase amount(1)                  $1,000    None
  Minimum amount for subsequent
   purchases(1)                                 $100    None
  Maximum initial sales charge                  None    None
  Contingent Deferred Sales Charge
   (CDSC)                                       None    None
  Annual distribution and service
   (12b-1) fees
   (shown as a percentage of average net
   assets)(2)                             .125 of 1%    None

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .125 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .125 OF 1% (INCLUDING UP TO .125 OF 1% AS A SERVICE FEE).

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:



     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Series)


     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.
    All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.

PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of Class A shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep Program). You cannot purchase Class A shares through Prudential Securities other than through the Autosweep Program, except as specifically provided (that is, you cannot make a manual purchase).


    The Autosweep Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.

-------------------------------------------------------------------
14  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    For IRAs and Benefit Plans in the Autosweep Program, all credit balances (that is, immediately available funds) of $1 or more will be invested in the Series on a daily basis. Prudential Securities will arrange for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.

    For accounts other than IRAs and Benefit Plans, shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month


    Purchases through the Autosweep Program are subject to a minimum initial investment of $1,000, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.


    You will begin earning dividends on your shares purchased through the Autosweep Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.

    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Series and will, in turn, send you account statements showing your purchases, sales and dividends.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


    The charges and expenses of the Autosweep Program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep Program, you should contact your Prudential Securities Financial Advisor.



PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM


The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep Program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offer additional services, such as a debit card and check writing.

    The Advantage Account Program allows you to designate the Series as your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center.

    With the Advantage Account as well as the Investor Account for Benefit Plans and IRAs, all credit balances of $1 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.

    If you have an Investor Account (non-IRA), shares of the Series will be purchased as follows:

     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1 or more will be invested in the Series on the business day following the settlement date
-------------------------------------------------------------------
16  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     -- For all other credit balances of $1 or more, shares will be purchased automatically at least once a month on the last business day of each month

    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.
    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

MANUAL PURCHASES
You may make a manual purchase (that is, a nonmoney market sweep purchase) of Series shares in either of the following situations:


     -- You do not participate in a money market sweep program (the Autosweep Program or the Advantage Account Program)


     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund.

    The minimum initial investment for a manual purchase for Class A shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors.
    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

the Series (Prudential Securities delivers Federal Funds on the business day after settlement).
    If you make a manual purchase through the Series' Distributor, through your broker (other than Prudential Securities) or directly from the Series, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker, your broker will forward your order and payment to the Series. You should contact your broker for information about services that your broker may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker. Any such charge is retained by your broker and is not sent to the Series.

PURCHASE THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM

Class A shares of the Series are available to shareholders who meet the minimum investment requirements and participate in either the corporate COMMAND-SM-Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable.


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.

    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding.

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18  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


In determining its NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.


    We determine the NAV of our shares once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares or when changes in the value of the Series' portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.



MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the following:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: CUSTOMER SERVICE
P.O. BOX 15005
NEW BRUNSWICK, NEW JERSEY 08906-5005

    The application form must be signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Sub-accounts may be identified by name and number within the master account name. The investment minimums set forth above apply to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
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20  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101



    Generally, we will pay you for the shares that you sold within seven days after the Transfer Agent, the Distributor or your broker receive your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for the distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


AUTOMATIC REDEMPTION FOR THE AUTOSWEEP PROGRAM. If you participate in the Autosweep Program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your
-------------------------------------------------------------------
22  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.

AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares will be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits by your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.

    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Series. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "primary fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client
-------------------------------------------------------------------
24  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

statement. In certain situations, additional documents such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.
    If you qualify to purchase Class Z shares, any Class A shares that you own will be automatically exchanged for Class Z shares on a quarterly basis. Eligibility for this special exchange privilege is determined on the business day prior to the date of the exchange.
    If you participate in any fee-based program where the Series is an available investment option, your Class A shares, if any, will be
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

automatically exchanged for Class Z shares when you elect to participate in the fee-based program. When you no longer participate in the program, all of your Class Z shares, including shares purchased while you were in the program, will be automatically exchanged for Class A shares. Likewise, if you are entitled to purchase Class Z shares as a participant in Prudential Securities 401(k) Plan and you seek to transfer your Class Z shares out of the 401(k) Plan after your voluntary or involuntary termination of employment or retirement, your Class Z shares held in the 401(k) Plan will be automatically exchanged for Class A shares.

FREQUENT TRADING
Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Series before 4:30 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.


    The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it

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26  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------


reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review this chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997           1996
 NET ASSET VALUE, BEGINNING OF YEAR         $1.000         $1.000         $1.000         $1.000         $1.000
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        .052           .041           .046          0.047           .046
 Dividends and distributions                 (.052)         (.041)         (.046)        (0.047)         (.046)
 Net asset value, end of year               $1.000         $1.000         $1.000         $1.000         $1.000
 TOTAL RETURN(1)                             5.27%          4.19%          4.66%          4.80%          4.75%
--------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                     2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)            $365,154       $321,641       $336,985       $432,784       $305,330
 AVERAGE NET ASSETS (000)                 $396,454       $383,772       $420,140       $402,634       $393,060
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   0.61%           .63%           .63%           .65%           .63%
 Expenses, excluding distribution
  and service (12b-1) fees                   0.48%           .51%           .51%           .52%           .51%
 Net investment income                       5.09%          4.10%          4.57%          4.66%          4.57%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

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28  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS Z SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING PERFORMANCE         2000         1999         1998        1997(1)
 NET ASSET VALUE, BEGINNING OF YEAR       $1.000       $1.000       $1.000       $1.000
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      .053         .043         .049         .039
 Dividends and distributions               (.053)       (.043)       (.049)       (.039)
 NET ASSET VALUE, END OF YEAR             $1.000       $1.000       $1.000       $1.000
 TOTAL RETURN(2)                           5.40%        4.37%        5.05%        3.96%
--------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                   2000         1999         1998      1997(1)
--------------------------------------------------------------------------

 NET ASSETS, END OF YEAR (000)            $5,510       $2,013       $211(4)      $205(4)
 AVERAGE NET ASSETS (000)                 $2,191       $1,942       $209(4)      $197(4)
 RATIO OF AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                 0.48%         .51%         .51%       .52%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                 0.48%         .51%         .51%       .52%(3)
 Net investment income                     5.31%        4.19%        4.91%      3.89%(3)



1 INFORMATION SHOWN IS FOR THE PERIOD FROM FEBRUARY 21, 1997 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH NOVEMBER 30, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4    FIGURE IS ACTUAL AND NOT ROUNDED TO NEAREST THOUSAND.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL EQUITY FUND, INC.

PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SERVICES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH
     EQUITY FUND

TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND


ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS

GLOBAL STOCK FUNDS


PRUDENTIAL EUROPE GROWTH FUND, INC.

PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND

  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.

TARGET FUNDS
  INTERNATIONAL EQUITY FUND


GLOBAL BOND FUND


PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


-------------------------------------------------------------------
30  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PRUDENTIAL HIGH YIELD FUND, INC.

PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.


TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES

  NEW JERSEY SERIES

  NEW YORK SERIES

  PENNSYLVANIA SERIES

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES

SPECIAL MONEY MARKET FUND, INC.

  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES

PRUDENTIAL MUNICIPAL SERIES FUND

  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND



INSTITUTIONAL MONEY MARKET FUND

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
32  U.S. TREASURY MONEY MARKET SERIES                      [LOGO] (800) 225-1852

YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY



 ACCESSING INFORMATION


    Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.



 COLLECTING INFORMATION TO CONDUCT BUSINESS


    Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:


    - information included on your application and related forms (such as name, address, Social Security number, assets and income);


    - information about your relationships with us (such as products or services purchased, account balances and payment history);


    - information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);


    - information from consumer reporting agencies (such as credit relationships and history);


    - information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and


    - information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").



 SECURITY STANDARDS


    We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.



 SHARING INFORMATION WITHIN PRUDENTIAL


    We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:


    - provide customer service or account maintenance; or


    - tell you about other products or services offered by Prudential.



 SHARING INFORMATION IN OTHER CIRCUMSTANCES


    In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:


    - companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or


    - financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.


    We will not share medical information or motor vehicle reports for marketing purposes.


    Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.


    We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.



 IT'S YOUR CHOICE


    Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.


    If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.


    While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.


                             NOT PART OF PROSPECTUS

    THIS NOTICE IS BEING PROVIDED ON BEHALF OF THE FOLLOWING PRUDENTIAL
AFFILIATES:



Prudential Insurance Company of America, The


Prudential Property and Casualty Insurance Company


Prudential Securities Incorporated


Prudential Investment Corporation, The


Prudential Bank and Trust Company, The


Prudential 20/20 Focus Fund


Prudential California Municipal Fund


Prudential Commercial Insurance Company


Prudential Commercial Insurance Company of New Jersey, The


Prudential Direct Insurance Agency of Texas, Inc.


Prudential Direct Insurance Agency of Alabama, Inc.


Prudential Direct Insurance Agency of Massachusetts, Inc.


Prudential Direct Insurance Agency of New Mexico, Inc.


Prudential Direct Insurance Agency of Ohio, Inc.


Prudential Direct Insurance Agency of Wyoming, Inc.


Prudential Direct, Inc.


Prudential Diversified Funds


Prudential Equity Fund, Inc.


Prudential Equity Investors, Inc.


Prudential Europe Growth Fund, Inc.


Prudential General Agency of Ohio, Inc.


Prudential General Insurance Agency of Florida, Inc.


Prudential General Insurance Agency of Kentucky, Inc.


Prudential General Insurance Agency of Massachusetts, Inc.


Prudential General Insurance Agency of Mississippi, Inc.


Prudential General Insurance Agency of Nevada, Inc.


Prudential General Insurance Agency of New Mexico, Inc.


Prudential General Insurance Agency of Texas, Inc.


Prudential General Insurance Agency of Wyoming, Inc.


Prudential General Insurance Company


Prudential General Insurance Company of New Jersey, The


Prudential Global Total Return Fund, Inc.


Prudential Government Income Fund, Inc.


Prudential Government Securities Trust


Prudential High Yield Fund, Inc.


Prudential High Yield Total Return Fund, Inc.


Prudential Index Series Fund


Prudential Institutional Liquidity Portfolio, Inc.


Prudential Insurance Brokerage, Inc.


Prudential International Bond Fund, Inc.


Prudential Investment Management Services LLC


Prudential Investment Portfolios, Inc., The


Prudential Investments Fund Management LLC


Prudential MoneyMart Assets, Inc.


Prudential Municipal Bond Fund


Prudential Municipal Series Fund


Prudential National Municipal Funds, Inc.


Prudential Natural Resources Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential Property and Casualty Insurance Company of New Jersey, The


Prudential Property and Casualty New Jersey Insurance Brokerage, Inc., The


Prudential Real Estate Securities Fund


Prudential Savings Bank, F.S.B., The


Prudential Sector Funds, Inc.


Prudential Select Life Insurance Company of America


Prudential Series Fund, Inc., The


Prudential Short-Term Corporate Bond Fund, Inc.


Prudential Small Company Fund, Inc.


Prudential Special Money Market Fund, Inc.


Prudential Tax-Free Money Fund, Inc.


Prudential Tax-Managed Funds


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential Total Return Bond Fund, Inc.


Prudential Trust Company


Prudential U.S. Emerging Growth Fund, Inc.


Prudential Value Fund


Prudential World Fund, Inc.


Pruco Life Insurance Company


Pruco Life Insurance Company of New Jersey


Pruco Securities Corporation


Asia Pacific Fund, Inc., The


Bache Insurance Agency Incorporated


Bache Insurance Agency of Alabama, Inc.


Bache Insurance Agency of Oklahoma, Inc.


Bache Insurance Agency of Texas, Inc.


Cash Accumulation Trust


COMMAND Government Fund


COMMAND Money Fund


COMMAND Tax-Free Fund


Duff & Phelps Utilities Tax-Free Income Fund, Inc.


First Financial Fund, Inc.


Global Utility Fund, Inc.


High Yield Income Fund, Inc., The


High Yield Plus Fund, Inc., The


Hochman & Baker Investment Advisory Services


Hochman & Baker Securities


Hochman & Baker, Inc.


Jennison Associates LLC


Merastar Insurance Company


Nicholas-Applegate Fund, Inc.


Quick Sure Auto Agency


Strategic Partners Series


Target Funds


Target Portfolio Trust, The


Titan Auto Agency, Inc.


Titan Auto Insurance


Titan Auto Insurance of Arizona, Inc.


Titan Auto Insurance of New Mexico


Titan Auto Insurance of Pennsylvania


Titan Auto Insurance, Inc.


Titan Indemnity Company


Titan Insurance Company


Titan Insurance Services, Inc.


Titan National Auto Call Center, Inc.


Victoria Automobile Insurance Company


Victoria Fire & Casualty Company


Victoria Insurance Agency, Inc.


Victoria National Insurance Company


Victoria Select Insurance Company


Victoria Specialty Insurance Company


W. I. of Florida, Inc.


WHI of New York, Inc.


Whitehall Insurance Agency of Texas, Inc.


Whitehall of Indiana, Inc.


In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.


The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.


We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.


If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.


                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE


If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.



1. / / Do not share my information to inform me of other products or services.



2. Please remove my name from Prudential's corporate marketing lists for receiving information:



   / / by U.S. mail    / / by telephone


TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT / POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Account/Policy Number (required for processing)



PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 (Area Code) Phone Number



MAIL TO:



PRUDENTIAL -- CUSTOMER PRIVACY
P.O. BOX 4600
TRENTON, NEW JERSEY 08650



NAMES OF JOINT OWNERS


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State ZIP Code



IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.



0001


                             NOT PART OF PROSPECTUS

FOR MORE INFORMATION



Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)
SEMI-ANNUAL REPORT


You can also obtain copies of Series documents from the Securities and Exchange Commission as follows

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON

Public Reference Room in Washington, DC
 (For hours of operation, call
 (1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


CUSIP Numbers              NASDAQ Symbols



Class A Shares 744342-30-4      PUSXX



Class Z Shares 744342-50-2      PTZXX



Investment Company Act File No. 811-3264


 MF145A
[RECYCLED LOGO]
 Printed on Recycled Paper

                      PROSPECTUS AND FINANCIAL PRIVACY NOTICE   JANUARY 31, 2001


   PRUDENTIAL
   GOVERNMENT SECURITIES TRUST
   SHORT-INTERMEDIATE TERM SERIES

     FUND TYPE Government securities

     OBJECTIVE High level of income consistent with providing reasonable safety Build on the Rock


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
2       Evaluating Performance
3       Fees and Expenses

5       HOW THE SERIES INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
11      Investment Risks

15      HOW THE SERIES IS MANAGED
15      Board of Trustees
15      Manager
15      Investment Adviser
16      Distributor

17      SERIES DISTRIBUTIONS AND TAX ISSUES
17      Distributions
18      Tax Issues
19      If You Sell or Exchange Your Shares

21      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
21      How to Buy Shares
25      How to Sell Your Shares
27      How to Exchange Your Shares
29      Telephone Redemptions or Exchanges

30      FINANCIAL HIGHLIGHTS
30      Class A Shares
31      Class Z Shares

32      THE PRUDENTIAL MUTUAL FUND FAMILY

I       YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
SHORT-INTERMEDIATE TERM SERIES                [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the SHORT-INTERMEDIATE TERM SERIES, which we refer to as "the Series." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to achieve a HIGH LEVEL OF INCOME CONSISTENT WITH PROVIDING REASONABLE SAFETY. To achieve this objective, we invest at least 65% of the Series' total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While we make every effort to achieve our investment objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the borrower. In addition, these securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related and asset-backed securities may also be subject to prepayment risk, which means that if they are prepaid, the Series may have to replace them with lower-yielding securities.


    The Series may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Series' performance and have adverse tax consequences.

    Some of our investment strategies involve additional risks. Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operations for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.



ANNUAL RETURNS* (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991                                         13.16%
1992                                          6.19%
1993                                          7.19%
1994                                         -2.35%
1995                                         12.94%
1996                                          4.00%
1997                                          6.99%
1998                                          6.00%
1999                                          0.55%
2000                                          8.91%
BEST QUARTER: 4.89% (4th quarter of 1991)
WORST QUARTER: -2.00% (1st quarter of 1994)


*  THE RETURN OF THE CLASS A SHARES FROM 1-1-00 TO 12-31-00 WAS 8.91%.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-00)



                                 1 YR   5 YRS  10 YRS     SINCE INCEPTION
  Class A Shares                 8.91%  5.24%  6.25%   7.89% (since 9-22-82)
  Class Z Shares                 9.08%    N/A    N/A   5.84% (since 2-26-97)
  Lipper Average(2)              8.56%  5.16%  6.44%           **(2)
  Lehman Brothers Intermediate
   Government Bond Index(3)     10.47%  6.19%  7.19%           **(3)



1    THE SERIES' RETURNS ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUND CATEGORY. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.95% FOR CLASS A AND 5.65% FOR
     CLASS Z SHARES. SOURCE: LIPPER INC.
3 THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX--(INTERMEDIATE GOVERNMENT BOND INDEX) AN UNMANAGED WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO TEN YEARS--GIVES A BROAD LOOK AT HOW U.S. GOVERNMENT BONDS WITH SUCH MATURITIES HAVE PERFORMED. THE INTERMEDIATE GOVERNMENT BOND INDEX INCLUDES REINVESTED DIVIDENDS, BUT DOES NOT INCLUDE THE EFFECT OF ANY OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF OPERATING EXPENSES. INTERMEDIATE GOVERNMENT BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 8.98% FOR CLASS A AND 6.87% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.

-------------------------------------------------------------------
2  SHORT-INTERMEDIATE TERM SERIES                          [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Series--Class A and Class Z. Each share class has different expenses, but represents an investment in the same series. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."



  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A     CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)                        None        None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of
   original purchase price or sale
   proceeds)                              None        None
  Maximum sales charge (load) imposed on
   reinvested dividends and other
   distributions                          None        None
  Redemption fees                         None        None
  Exchange fee                            None        None

  ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                           CLASS A     CLASS Z
  Management fees                         .40%        .40%
  + Distribution and service (12b-1)
   fees                                   .18%        None
  + Other expenses                        .36%        .36%
  = TOTAL ANNUAL SERIES OPERATING
   EXPENSES                               .94%        .76%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Series' two share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                1 YR  3 YRS  5 YRS  10 YRS
  Class A shares                 $96   $300   $520  $1,155
  Class Z shares                 $78   $243   $422    $942


-------------------------------------------------------------------
4  SHORT-INTERMEDIATE TERM SERIES                          [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to achieve a HIGH LEVEL OF INCOME CONSISTENT WITH PROVIDING REASONABLE SAFETY. This means we seek investments that will increase in value, as well as pay the Series interest and other income. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests at least 65% of its total assets in U.S. GOVERNMENT SECURITIES. U.S. Government securities include U.S. Treasury bills, notes, bonds, and other DEBT SECURITIES ISSUED BY THE U.S. TREASURY and obligations, including MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES and other securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These guarantees do not extend to the yield or value of the securities or the Series' shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

    The Series may also invest up to 35% of its assets in the following PRIVATELY-ISSUED instruments: (1) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, (2) asset-backed securities, (3) corporate debt securities and (4) money market instruments. These privately-issued securities must be rated A or better by a major rating service. Money market instruments must also have a comparable short-term rating. A rating is an assessment of the likelihood of the timely payment of interest and principal by the issuer of the security. The Series may also invest in unrated securities, if the Series' investment adviser determines them to be of comparable quality.


    MORTGAGE-BACKED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Some mortgage-related securities are backed by the full faith and credit of the U.S. Government like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S.Treasury to meet their obligations. Privately-issued mortgage-related securities are not guaranteed by U.S. governmental entities, and generally have one or more types of credit

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

enhancement to ensure timely receipt of payments and to protect against default.

    Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTICLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.


    The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

    We may invest in privately-issued ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.
    A corporation that wishes to raise cash may choose to issue a CORPORATE DEBT SECURITY. The corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.
    MONEY MARKET INSTRUMENTS include bank obligations, obligations of savings institutions, fully insured certificates of deposit and commercial paper
-------------------------------------------------------------------
6  SHORT-INTERMEDIATE TERM SERIES                          [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

of a comparable short-term rating.
    It is currently anticipated that the Series will invest primarily in securities with maturities ranging from two to five years, but depending on market and changing economic conditions, the Series may invest in securities of any maturity of 10 years or less or, for hedging purposes, in longer term securities, including 30 year futures.
    The Series may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Series sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Series' return.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Trust, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.

    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies of the Series that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The Series may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Series and then repurchases it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Series to the other party which creates a fixed return for the Series. Repurchase agreements are used for cash management purposes.

    The Series may use REVERSE REPURCHASE AGREEMENTS, where the Series borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

DOLLAR ROLLS
The Series may enter into DOLLAR ROLLS in which the Series sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Series is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. Investing heavily in these securities limits our ability to achieve a high level of income, but can help to preserve the Series' assets.


    For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."



DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives--such as futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Series' underlying holdings.



OPTIONS


The Series may purchase and sell put and call options on debt securities traded on U.S. securities exchanges or in the over-the-counter market. An

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8  SHORT-INTERMEDIATE TERM SERIES                          [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------


OPTION is the right to buy or sell securities in exchange for a premium. The Series will sell only covered options.



FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index.


INTEREST RATE SWAP TRANSACTIONS

The Series may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.



WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Series may purchase money market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Series does not earn interest income until the date the obligations are delivered.


FLOATING RATE DEBT SECURITIES AND VARIABLE RATE DEBT SECURITIES

The Series may invest in floating rate debt securities and variable rate debt securities. FLOATING RATE DEBT SECURITIES are debt securities that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury debt obligations or the prime rate at major commercial banks. The interest rate on floating rate debt securities changes when there is a change in the designated rate. VARIABLE RATE DEBT SECURITIES are debt securities that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the debt securities on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the debt securities.

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

FOREIGN DEBT SECURITIES

The Series may also purchase U.S. dollar-denominated FOREIGN DEBT SECURITIES, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities.


SHORT SALES

The Series may use SHORT SALES, where it sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series must replace the borrowed security by purchasing it at market price at the time of replacement. The price at that time may be more or less than the price at which the Series sold the security. The Series is required to pay the lender any dividends or interest accrued. To borrow the security, the Series may pay a premium which would increase the cost of the security sold. In a short sale "against the box," the Series owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns. The Series' use of short sales is subject to certain fundamental restrictions described in the SAI.

    For more information about these strategies, see the SAI, "Description of the Trust, Its Investments and Risks."


ADDITIONAL STRATEGIES


The Series also follows certain policies when it BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (the Series may lend up to 30% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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10  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Trust, Its Investments and Risks," in the SAI.
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
----------------------------------------------------------------------------------
  U.S. GOVERNMENT             -- Credit risk--the risk    -- Regular interest
  SECURITIES                      that the borrower            income
                                  can't pay back the      -- Generally more secure
  UP TO 100%; AT LEAST 65%        money borrowed or           than lower quality
                                  make interest               debt securities and
                                  payments (relatively        equity securities
                                  low for U.S.            -- May preserve the
                                  Government                  Series' assets
                                  securities)             -- The U.S. Government
                              -- Market risk--the risk        guarantees interest
                                  that debt                   and principal
                                  obligations will            payments on certain
                                  lose value in the           U.S. Government
                                  market, sometimes           securities
                                  rapidly or              -- If interest rates
                                  unpredictably,               decline, long-term
                                  because interest            yields should be
                                  rates rise or there         higher than money
                                  is a lack of                market yields
                                  confidence in the       -- Bonds have generally
                                  borrower                    outperformed money
                              -- Not all U.S.                 market instruments
                                  Government                  over the long term
                                  securities are          -- Most bonds rise in
                                  insured or                   value when interest
                                  guaranteed by the           rates fall
                                  U.S.
                                  Government--some are
                                  backed by the
                                  issuing agency
----------------------------------------------------------------------------------
  MORTGAGE-RELATED            -- Prepayment risk--the     -- Regular interest
  SECURITIES                      risk that the                income
                                  underlying mortgages    -- The U.S. Government
  PERCENTAGE VARIES               may be prepaid,             guarantees interest
                                  partially or                and principal
                                  completely,                 payments on certain
                                  generally during            securities
                                  periods of falling      -- May benefit from
                                  interest rates,             security interest in
                                  which could                 real estate
                                  adversely affect            collateral
                                  yield to maturity       -- Pass-through
                                  and could require           instruments provide
                                  the Series to               greater
                                  reinvest in lower           diversification than
                                  yielding securities         direct ownership of
                              -- Credit risk--the risk        loans
                                  that the underlying
                                  mortgages will not
                                  be paid by debtors
                                  or by credit
                                  insurers or
                                  guarantors of such
                                  instruments. Some
                                  private mortgage
                                  securities are
                                  unsecured or secured
                                  by lower-rated
                                  insurers or
                                  guarantors and thus
                                  may involve greater
                                  risk
                              -- See market risk
----------------------------------------------------------------------------------


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12  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
----------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES     -- The security interest    -- Regular interest
                                   in the underlying           income
  USUALLY LESS THAN 20%           collateral may not      -- Prepayment risk is
                                  be as great as with         generally lower than
                                  mortgage-related            with
                                  securities                  mortgage-related
                              -- Credit risk--the risk        securities
                                  that the underlying     -- Pass-through
                                  receivables will not        instruments provide
                                  be paid by debtors          greater
                                  or by credit                diversification than
                                  insurers or                 direct ownership of
                                  guarantors of such          loans
                                  instruments. Some       -- May offer higher
                                  asset-backed                 yield due to their
                                  securities are              structure
                                  unsecured or secured
                                  by lower-rated
                                  insurers or
                                  guarantors and thus
                                  may involve greater
                                  risk
                              -- See market risk and
                                  prepayment risk
----------------------------------------------------------------------------------
  CORPORATE                   -- See credit risk and      -- Regular interest
  DEBT SECURITIES                 market risk                  income
                                                          -- Generally more secure
  USUALLY LESS THAN 20%                                       than equity
                                                              securities
----------------------------------------------------------------------------------
  DERIVATIVES                 -- Derivatives such as      -- The Series could make
                                  futures, options,           money and protect
  PERCENTAGE VARIES               options on futures          against losses if
                                  and interest rate           the investment
                                  swaps that are used         analysis proves
                                  for hedging purposes        correct
                                  may not fully offset    -- One way to manage the
                                  the underlying              Series' risk/return
                                  positions and this          balance is to lock
                                  could result in             in the value of an
                                  losses to the Series        investment ahead of
                                  that would not have         time
                                  otherwise occurred      -- Derivatives used for
                              -- Derivatives used for         return enhancement
                                   risk management may        purposes involve a
                                  not have the                type of leverage and
                                  intended effects and        could generate
                                  may result in losses        substantial gains at
                                  or missed                   low cost
                                  opportunities
                              -- The other party to a
                                  derivatives contract
                                  could default
                              -- Derivatives used for
                                  return enhancement
                                  purposes involve a
                                  type of leverage
                                  (borrowing for
                                  investment) and
                                  could magnify losses
                              -- Certain types of
                                  derivatives involve
                                  costs to the Series
                                  that can reduce
                                  returns
----------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

  INVESTMENT TYPE


% OF SERIES' TOTAL ASSETS     RISKS                       POTENTIAL REWARDS
----------------------------------------------------------------------------------
  WHEN-ISSUED AND             -- May magnify              -- May magnify
  DELAYED-DELIVERY                 underlying                  underlying
  SECURITIES, REPURCHASE          investment losses           investment gains
  AGREEMENTS, REVERSE         -- Investment costs may
  REPURCHASE AGREEMENTS,          exceed potential
  DOLLAR ROLLS AND SHORT          underlying
  SALES                           investment gains
  PERCENTAGE VARIES
----------------------------------------------------------------------------------
  ILLIQUID SECURITIES         -- Illiquidity risk--the    -- May offer a more
                                   risk that bonds may        attractive yield or
  UP TO 15% OF NET ASSETS         be difficult to             potential for growth
                                  value precisely and         than more widely
                                  sell at time or             traded securities
                                  price desired, in
                                  which case valuation
                                  would depend more on
                                  investment adviser's
                                  judgment than is
                                  generally the case
                                  with other types of
                                  debt securities
----------------------------------------------------------------------------------
  MONEY MARKET                -- See credit risk and      -- May preserve the
  INSTRUMENTS                     market risk (which          Series' assets
                                  are less of a
  UP TO 100% ON A                 concern for money
  TEMPORARY BASIS                 market instruments)
                              -- Limits potential for
                                  capital appreciation
----------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE      -- Value lags value of      -- May offer protection
  DEBT SECURITIES                 fixed-rate                  against interest
                                  securities when             rate increases
  PERCENTAGE VARIES               interest rates
                                  change
----------------------------------------------------------------------------------
  FOREIGN DEBT SECURITES      -- Foreign markets,         -- Investors can
                                  economies and                participate in the
  PERCENTAGE VARIES;              political systems           growth of foreign
  UP TO 20%                       may not be as stable        markets and
                                  as those in the             companies operating
                                  U.S., particularly          in those markets
                                  those in developing     -- Opportunities for
                                  countries                   diversification
                              -- May be less liquid
                                   than U.S. debt
                                  securities
                              -- Differences in
                                   foreign laws,
                                  accounting
                                  standards, public
                                  information, custody
                                  and settlement
                                  practices provide
                                  less reliable
                                  information on
                                  foreign investments
                                  and involve more
                                  risks
----------------------------------------------------------------------------------


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14  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Series' officers, who conduct and supervise the daily business operations of the Series.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a Management Agreement with the Trust, PIFM manages the Series' investment operations and administers its business affairs. PIFM is also responsible for supervising the Series' investment adviser. For the fiscal year ended November 30, 2000, the Series paid PIFM management fees of .40% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 40 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.


    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998,

--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------


he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.

    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

    The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


                                 U.S. LIQUIDITY


ASSETS UNDER MANAGEMENT: $25.6 billion (as of June 30, 2000).

TEAM LEADER: Michael Lillard. GENERAL INVESTMENT EXPERIENCE: 12 years.

PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.

SECTOR: U.S. Treasuries, agencies and mortgages.
INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Series. The Series has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act for Class A shares. Under the Plan and Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A and Class Z shares and provides certain shareholder support services. The Series pays distribution and other fees to PIMS as compensation for its services for Class A shares, but not for Class Z shares. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
-------------------------------------------------------------------
16  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Series should be aware of some important income tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Series also may be subject to state and local income tax in the state where you live.

    Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
    The following briefly discusses some of the important tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders every month. For example, if the Series owns a U.S. Government bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. The dividends you receive from the Series will be taxed as ordinary income, whether or not they are reinvested in the Series. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.


    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Series sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for federal income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, Series distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

    As of November 30, 2000, the Series had a capital loss carryforward for federal income tax purposes of approximately $28,698,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until we have realized net gains greater than that carryforward.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Series as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), that distribution will

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18  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------


be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax, unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[RECEIPTS FROM SALES CHART]

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares).

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

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20  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose between Class A and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     --    Whether you qualify to purchase Class Z shares.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

    SHARE CLASS COMPARISON. Use this chart to help you compare the Series' two share classes.


                                                CLASS A        CLASS Z
  Minimum purchase amount(1)                           $1,000    None
  Minimum amount for subsequent
   purchases(1)                                         $ 100    None
  Maximum initial sales charge                           None    None
  Contingent Deferred Sales Charge
   (CDSC)                                                None    None
  Annual distribution and service
   (12b-1) fees
   (shown as a percentage of average net
   assets)(2)                             .18 of 1% currently    None


1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%, CALCULATED IN THE SAME MANNER AS THE DISTRIBUTION FEE. THE DISTRIBUTION FEE FOR CLASS A SHARES (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE, CALCULATED IN THE SAME MANNER AS THE DISTRIBUTION FEE) IS LIMITED TO THE LESSER OF
     (I) .25 OF 1% PER ANNUM OF THE AGGREGATE SALES OF THE SERIES' SHARES, NOT INCLUDING SHARES ISSUED IN CONNECTION WITH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM THE SERIES, ISSUED ON OR AFTER JULY 1, 1985 LESS THE AGGREGATE NET ASSET VALUE OF ANY SUCH SHARES REDEEMED, OR
     (II) .25 OF 1% PER ANNUM OF THE AVERAGE DAILY NET ASSET VALUE OF THE SERIES' SHARES ISSUED AFTER JULY 1, 1985.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

-------------------------------------------------------------------
22  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Series)


     --    Prudential, with an investment of $10 million or more.
    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of the Trust. Most national newspapers report the NAVs of most mutual funds, which allows investors to


-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

check the price of mutual funds daily.

    We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Series shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?
For Class A and Class Z shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and any capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) not less than five full business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC

ATTN: ACCOUNT MAINTENANCE


P.O. BOX 8159


PHILADELPHIA, PA 19101



AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

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24  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLEs, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES

P.O. BOX 8149


PHILADELPHIA, PA 19101



    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares--Sale of Shares--Signature Guarantee."

-------------------------------------------------------------------
26  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.


HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares of other series of the Trust of the same class and certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, on the basis of the relative NAV plus the applicable sales charge, but you can't exchange Class A shares for Class B, Class C or Class Z shares. We may change the terms of the exchange privilege after giving you 60 days' notice.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING

P.O. BOX 8157


PHILADELPHIA, PA 19101


    When you exchange Class A shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.
    Remember as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain proceedings and limitations.

-------------------------------------------------------------------
28  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE SERIES
------------------------------------------------


TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Series at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Series before 4:15 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Series' Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Series will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Series does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Series.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class of the Series for the periods indicated.

    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.


CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING PERFORMANCE        2000       1999       1998       1997       1996
 NET ASSET VALUE, BEGINNING OF YEAR      $9.41      $9.77      $9.74      $9.70      $9.74
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     .51        .47        .51        .56        .51
 Net realized and unrealized gain
  (loss) on investment transactions        .14       (.35)       .06         --       (.01)
 TOTAL FROM INVESTMENT OPERATIONS          .65        .12        .57        .56        .50
------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                  (.45)      (.48)      (.54)      (.52)      (.54)
 NET ASSET VALUE, END OF YEAR            $9.61      $9.41      $9.77      $9.74      $9.70
 TOTAL RETURN(1)                         7.13%      1.26%      6.01%      5.96%      5.34%
------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                 2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)        $106,048   $127,298   $149,508   $149,162   $185,235
 AVERAGE NET ASSETS (000)             $113,860   $138,847   $155,680   $166,651   $186,567
 RATIO TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                .94%       .92%       .96%       .97%      1.01%
 Expenses, excluding distribution
  and service (12b-1) fees                .76%       .73%       .78%       .77%       .79%
 Net investment income                   5.38%      4.90%      5.26%      5.76%      5.99%
 Portfolio turnover rate                  370%       304%       155%       210%       132%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

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30  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS Z SHARES (FISCAL YEARS ENDED 11-30)


PER SHARE OPERATING PERFORMANCE      2000         1999         1998        1997(1)
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $9.45        $9.81        $9.77        $9.64
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  .52          .51          .47         0.47
 Net realized and unrealized
  gain (loss) on
  investment transactions               .16         (.37)         .13         0.07
 TOTAL FROM INVESTMENT
  OPERATIONS                            .68          .14          .60          .54
-----------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                               (.47)        (.50)        (.56)        (.41)
 NET ASSET VALUE, END OF PERIOD       $9.66        $9.45        $9.81        $9.77
 TOTAL RETURN(2)                      7.41%        1.46%        6.31%        5.70%
-----------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              2000         1999         1998      1997(1)
-----------------------------------------------------------------------

 NET ASSETS, END OF PERIOD (000)     $7,041       $8,360       $4,635         $207(4)
 AVERAGE NET ASSETS (000)            $7,073       $8,798       $3,631         $202(4)
 RATIO TO AVERAGE NET ASSETS:
 Expenses                              .76%         .73%         .78%         .77%(3)
 Net investment income                5.56%        5.09%        5.36%        6.52%(3)
 Portfolio turnover rate               370%         304%         155%         210%


1 INFORMATION SHOWN IS FOR THE PERIOD FROM FEBRUARY 26, 1997 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH NOVEMBER 30, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4    FIGURE IS ACTUAL AND NOT ROUNDED TO NEAREST THOUSAND.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.


STOCK FUNDS


PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND


ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS

GLOBAL STOCK FUNDS


PRUDENTIAL EUROPE GROWTH FUND, INC.

PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.

TARGET FUNDS
  INTERNATIONAL EQUITY FUNDS

GLOBAL BOND FUND


PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


-------------------------------------------------------------------
32  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS


TAXABLE BOND FUNDS


PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PRUDENTIAL HIGH YIELD FUND, INC.

PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.


TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES

  NEW JERSEY SERIES

  NEW YORK SERIES

  PENNSYLVANIA SERIES

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES

  U.S. TREASURY MONEY MARKET SERIES


SPECIAL MONEY MARKET FUND, INC.

  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES

PRUDENTIAL MUNICIPAL SERIES FUND

  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUND

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                                     Notes

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34  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

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36  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
38  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
40  SHORT-INTERMEDIATE TERM SERIES                         [LOGO] (800) 225-1852

YOUR FINANCIAL SECURITY, YOUR SATISFACTION & YOUR PRIVACY



 ACCESSING INFORMATION


    Access to customer information is authorized for Prudential business purposes only. Employees who have access to customer information are required to protect it and keep it confidential.



 COLLECTING INFORMATION TO CONDUCT BUSINESS


    Prudential collects information about you to help us serve your financial needs, provide customer service, offer new products or services, and fulfill legal and regulatory requirements. The type of information that Prudential collects varies according to the products or services you request, and may include:


    - information included on your application and related forms (such as name, address, Social Security number, assets and income);


    - information about your relationships with us (such as products or services purchased, account balances and payment history);


    - information from your employer, benefit plan sponsor, or association for any Prudential group product you may have (such as name, address, Social Security number, age and marital status);


    - information from consumer reporting agencies (such as credit relationships and history);


    - information from other non-Prudential sources (such as motor vehicle reports, medical information, and demographic information); and


    - information from visitors to Prudential websites (such as that provided through online forms, site visitorship data and online information collecting devices known as "cookies").



 SECURITY STANDARDS


    We continue to assess new technology to provide additional protection of your personal information. We safeguard customer information in accordance with federal standards and established security procedures. Measures we take include implementation of physical, electronic and procedural safeguards.



 SHARING INFORMATION WITHIN PRUDENTIAL


    We may disclose the previously described information about our customers and former customers to other Prudential businesses, such as our securities broker-dealers, our insurance companies and agencies, our banks and our real estate brokerage franchise company. We may share information to:


    - provide customer service or account maintenance; or


    - tell you about other products or services offered by Prudential.



 SHARING INFORMATION IN OTHER CIRCUMSTANCES


    In compliance with federal and state laws, we may disclose some or all of the information we collect about our customers and former customers, as described above, to non-Prudential businesses, such as:


    - companies that perform services for us or on our behalf (such as responding to customer requests, providing you with information about our products, or maintaining or developing software); or


    - financial services companies (such as banks, insurance companies, securities brokers or dealers) and non-financial companies (such as real estate brokers or financial publications) with whom we have marketing agreements.


    We will not share medical information or motor vehicle reports for marketing purposes.


    Many employers or other plan sponsors restrict the information that can be shared about their employees or members. In our business with institutions, we always honor these restrictions. If you have a relationship with Prudential as a result of products or services provided through an employer or other plan sponsor, we will abide by the specific privacy rules imposed by that organization.


    We may also disclose information to non-affiliated parties as allowed by law, such as in responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator.



 IT'S YOUR CHOICE


    Our customers periodically receive information about products and services available from the Prudential family of companies, as well as from select business partners, including financial services and non-financial services companies with whom we have marketing agreements. Many of our customers appreciate receiving this information. However, if you do not want us to share your information for these purposes or communicate offers to you -- either by phone or mail -- please complete the attached form and return it to us.


    If there are multiple owners of an account, any one of them may request on behalf of any or all of the others that their information not be disclosed and their names be removed from our phone or mailing lists.


    While you may receive more than one copy of this notice, if you choose to limit the sharing of your information, you only need to inform us of your choice once. Unless you modify this decision, we will continue to honor it.


                             NOT PART OF PROSPECTUS

    THIS NOTICE IS BEING PROVIDED ON BEHALF OF THE FOLLOWING PRUDENTIAL
AFFILIATES:



Prudential Insurance Company of America, The


Prudential Property and Casualty Insurance Company


Prudential Securities Incorporated


Prudential Investment Corporation, The


Prudential Bank and Trust Company, The


Prudential 20/20 Focus Fund


Prudential California Municipal Fund


Prudential Commercial Insurance Company


Prudential Commercial Insurance Company of New Jersey, The


Prudential Direct Insurance Agency of Texas, Inc.


Prudential Direct Insurance Agency of Alabama, Inc.


Prudential Direct Insurance Agency of Massachusetts, Inc.


Prudential Direct Insurance Agency of New Mexico, Inc.


Prudential Direct Insurance Agency of Ohio, Inc.


Prudential Direct Insurance Agency of Wyoming, Inc.


Prudential Direct, Inc.


Prudential Diversified Funds


Prudential Equity Fund, Inc.


Prudential Equity Investors, Inc.


Prudential Europe Growth Fund, Inc.


Prudential General Agency of Ohio, Inc.


Prudential General Insurance Agency of Florida, Inc.


Prudential General Insurance Agency of Kentucky, Inc.


Prudential General Insurance Agency of Massachusetts, Inc.


Prudential General Insurance Agency of Mississippi, Inc.


Prudential General Insurance Agency of Nevada, Inc.


Prudential General Insurance Agency of New Mexico, Inc.


Prudential General Insurance Agency of Texas, Inc.


Prudential General Insurance Agency of Wyoming, Inc.


Prudential General Insurance Company


Prudential General Insurance Company of New Jersey, The


Prudential Global Total Return Fund, Inc.


Prudential Government Income Fund, Inc.


Prudential Government Securities Trust


Prudential High Yield Fund, Inc.


Prudential High Yield Total Return Fund, Inc.


Prudential Index Series Fund


Prudential Institutional Liquidity Portfolio, Inc.


Prudential Insurance Brokerage, Inc.


Prudential International Bond Fund, Inc.


Prudential Investment Management Services LLC


Prudential Investment Portfolios, Inc., The


Prudential Investments Fund Management LLC


Prudential MoneyMart Assets, Inc.


Prudential Municipal Bond Fund


Prudential Municipal Series Fund


Prudential National Municipal Funds, Inc.


Prudential Natural Resources Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential Property and Casualty Insurance Company of New Jersey, The


Prudential Property and Casualty New Jersey Insurance Brokerage, Inc., The


Prudential Real Estate Securities Fund


Prudential Savings Bank, F.S.B., The


Prudential Sector Funds, Inc.


Prudential Select Life Insurance Company of America


Prudential Series Fund, Inc., The


Prudential Short-Term Corporate Bond Fund, Inc.


Prudential Small Company Fund, Inc.


Prudential Special Money Market Fund, Inc.


Prudential Tax-Free Money Fund, Inc.


Prudential Tax-Managed Funds


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential Total Return Bond Fund, Inc.


Prudential Trust Company


Prudential U.S. Emerging Growth Fund, Inc.


Prudential Value Fund


Prudential World Fund, Inc.


Pruco Life Insurance Company


Pruco Life Insurance Company of New Jersey


Pruco Securities Corporation


Asia Pacific Fund, Inc., The


Bache Insurance Agency Incorporated


Bache Insurance Agency of Alabama, Inc.


Bache Insurance Agency of Oklahoma, Inc.


Bache Insurance Agency of Texas, Inc.


Cash Accumulation Trust


COMMAND Government Fund


COMMAND Money Fund


COMMAND Tax-Free Fund


Duff & Phelps Utilities Tax-Free Income Fund, Inc.


First Financial Fund, Inc.


Global Utility Fund, Inc.


High Yield Income Fund, Inc., The


High Yield Plus Fund, Inc., The


Hochman & Baker Investment Advisory Services


Hochman & Baker Securities


Hochman & Baker, Inc.


Jennison Associates LLC


Merastar Insurance Company


Nicholas-Applegate Fund, Inc.


Quick Sure Auto Agency


Strategic Partners Series


Target Funds


Target Portfolio Trust, The


Titan Auto Agency, Inc.


Titan Auto Insurance


Titan Auto Insurance of Arizona, Inc.


Titan Auto Insurance of New Mexico


Titan Auto Insurance of Pennsylvania


Titan Auto Insurance, Inc.


Titan Indemnity Company


Titan Insurance Company


Titan Insurance Services, Inc.


Titan National Auto Call Center, Inc.


Victoria Automobile Insurance Company


Victoria Fire & Casualty Company


Victoria Insurance Agency, Inc.


Victoria National Insurance Company


Victoria Select Insurance Company


Victoria Specialty Insurance Company


W. I. of Florida, Inc.


WHI of New York, Inc.


Whitehall Insurance Agency of Texas, Inc.


Whitehall of Indiana, Inc.


In this notice, the phrase "third party" refers to any organization that is not a Prudential affiliate.


The words "you" and "customer," as used in this notice, mean any individual who obtains or has obtained a financial product or service from a Prudential affiliate that is to be used primarily for personal, family, or household purposes.


We will process your request as quickly as possible. In some cases, 6 to 8 weeks may be required for your request(s) to become effective. Prudential will continue to provide you with important information about your existing accounts, including inserts enclosed with your account statements and other notices regarding the Prudential products that you own. You may also receive communications from your Prudential Professional or from independently owned and operated franchisees of The Prudential Real Estate Affiliates, Inc.


If any of your information changes, please let us know so that we can update your records and continue to serve you as you have requested.


                             NOT PART OF PROSPECTUS

WE WANT TO KNOW YOUR PREFERENCE


If you do not want us to share the previously described information with Prudential businesses or non-Prudential businesses, to inform you of other products or services we believe may be of interest to you, complete item #1. In addition, if you do not want to receive communications regarding other products or services by mail or phone, complete item #2.



1. / / Do not share my information to inform me of other products or services.



2. Please remove my name from Prudential's corporate marketing lists for receiving information:



   / / by U.S. mail    / / by telephone


TO ENABLE US TO PROCESS YOUR REQUEST, PLEASE PROVIDE YOUR ACCOUNT / POLICY NUMBER EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Account/Policy Number (required for processing)



PLEASE PRINT YOUR NAME AND ADDRESS EXACTLY AS IT APPEARS ON YOUR STATEMENT:


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 (Area Code) Phone Number



MAIL TO:



PRUDENTIAL -- CUSTOMER PRIVACY
P.O. BOX 4600
TRENTON, NEW JERSEY 08650



NAMES OF JOINT OWNERS


-
----------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State                                ZIP Code


-
-----------------------------------------------

 Last Name


-
-----------------------------------------------

 First Name


-
-----------------------------------------------

 Address (Line 1)


-
-----------------------------------------------

 Address (Line 2)


-
-----------------------------------------------

 City


-
-----------------------------------------------

 State ZIP Code



IF THERE ARE JOINT OWNERS TO WHICH THIS REQUEST WILL APPLY PLEASE PROVIDE THEIR INFORMATION ON THE BACK OF THIS FORM.



0001


                             NOT PART OF PROSPECTUS

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers should contact

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

Visit Prudential's website at
http://www.prudential.com
Additional information about the Series can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Series documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


CUSIP Numbers              NASDAQ Symbols



Class A Shares 744342-10-6      PBGVX



Class Z Shares 744342-60-1      PSH2X



Investment Company Act File No. 811-3264


 MF111A
[RECYCLED LOGO]
 Printed on Recycled Paper

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 2001


    Prudential Government Securities Trust (the Trust) is offered in three series: the U.S. Treasury Money Market Series, the Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objective of the Money Market Series is to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved. See "Description of the Trust, Its Investments and Risks."

    The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's U.S. Treasury Money Market Series Prospectus, Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated January 31, 2001, copies of which may be obtained from the Trust upon request.


                               TABLE OF CONTENTS


                                                               PAGE
                                                              ------
Trust History...............................................  B-2
Description of the Trust, Its Investments and Risks.........  B-2
    U.S. Treasury Money Market Series.......................  B-2
    Money Market Series.....................................  B-3
    Short-Intermediate Term Series..........................  B-5
Investment Restrictions.....................................  B-24
Management of the Trust.....................................  B-26
Control Persons and Principal Holders of Securities.........  B-29
Investment Advisory and Other Services......................  B-30
Brokerage Allocation and Other Practices....................  B-34
Capital Shares, Other Securities and Organization...........  B-35
Purchase, Redemption and Pricing of Trust Shares............  B-36
Shareholder Investment Account..............................  B-38
Net Asset Value.............................................  B-42
Taxes, Dividends and Distributions..........................  B-43
Performance Information.....................................  B-45
    Money Market Series and U.S. Treasury Money Market
     Series--Calculation of Yield...........................  B-45
    Short-Intermediate Term Series--Calculation of Yield and
     Total Return...........................................  B-46
Financial Statements and Reports of Independent
 Accountants................................................  B-49
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1


--------------------------------------------------------------------------------

MF111B

                                 TRUST HISTORY

    The Trust was organized under the laws of Massachusetts on September 22, 1981 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust.


    The Board of Trustees has recently approved a proposal in which the Short-Intermediate Term Series will merge into Prudential Government Income Fund, Inc. The proposal is subject to approval by the shareholders of the Short-Intermediate Term Series. The shareholders' meeting with respect to the Short-Intermediate Term Series is currently scheduled to occur on March 22, 2001. If approved, the Short-Intermediate Term Series merger is anticipated to occur on April 6, 2001. As of the close of business of the New York Stock Exchange on the date the merger is consummated, (i) Class A shareholders of the Short-Intermediate Term Series will receive the number of full and fractional Class A shares of Prudential Government Income Fund, Inc. that is equal in value to the net asset value of their Class A shares of Short-Intermediate Term Series on that date, and (ii) Class Z shareholders of the Short-Intermediate Term Series will receive the number of full and fractional Class Z shares of Government Income Fund, Inc. that is equal in value to the net asset value of their Class Z shares of the Short-Intermediate Term Series on that date. After the merger occurs, the Short-Intermediate Term Series will cease to exist.


              DESCRIPTION OF THE TRUST, ITS INVESTMENTS AND RISKS

    (a)CLASSIFICATION. The Trust is a diversified open-end, management investment company whose shares of beneficial interest are presently offered in three series.


    (b) and (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. Each Series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objective of the U.S. Treasury Money Market Series is high current income consistent with the preservation of principal and liquidity. The investment objectives of the Money Market Series are to obtain high current income, preservation of capital and maintenance of liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. The Series may not be successful in achieving their objectives and you could lose money. While the principal investment policies and strategies for seeking to achieve each Series' objective are described in each Series' respective Prospectus, each Series may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its respective objective. There can be no assurance that the Series' respective investment objective will be achieved.


U.S. TREASURY MONEY MARKET SERIES


    The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills, notes and bonds (including floating rate debt securities and variable rate debt securities). See "Floating Rate and Variable Rate Debt Securities," below. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the U.S. Treasury Money Market Series' shares.



    The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, or (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.



    The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

MONEY MARKET SERIES

    The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.


    MORTGAGE-BACKED SECURITIES. The Money Market Series may invest in mortgage-backed securities, which are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities; (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.


    Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. For a more complete description of the types of mortgage-backed securities in which the Money Market Series may invest, see "Short-Intermediate Term Series--U.S. Government Securities" and "--Mortgage-Backed and Asset-Backed Securities."

    ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily student loans, residential mortgages, home equity loans and automobile and credit card receivables are being securitized in pass-through structures similar to the mortgage-backed securities described above. The Money Market Series may invest in these and other types of asset-backed securities which may be developed in the future. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

    For a description of the risks of investing in mortgage-backed and asset-backed securities, see "Short-Intermediate Term Series--Mortgage-Backed and Asset-Backed Securities--Risk Factors Relating to Investing in Mortgage-Backed and Asset-Backed Securities."


    U.S. TREASURY SECURITIES. U.S. Treasury securities are direct obligations of the U.S. Government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Money Market Series' shares. The Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or
(4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.


    CERTIFICATES OF DEPOSIT. The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."


    The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with effective remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.


    LIQUIDITY PUTS OR CALLS. The Money Market Series may also purchase instruments of the types described in this section together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which the Money Market Series pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the Securities and Exchange Commission (SEC or Commission) and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. The Money Market Series may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.

    Since the value of the put or call is dependent on the ability of the writer to meet its obligation to repurchase or to sell, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or calls in that the broker, dealer or financial institution might default on its obligation to repurchase or sell underlying securities. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    The Money Market Series values instruments which are subject to puts or calls at amortized cost; no value is assigned to the put or call. The cost of the put or call, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.


SHORT-INTERMEDIATE TERM SERIES



    The Short-Intermediate Term Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury, and obligations issued, including mortgage-backed securities, asset backed securities and other securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indexes, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series.


    The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater than expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U.S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.

U.S. GOVERNMENT SECURITIES


    U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or the Short-Intermediate Term Series' shares.


    MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed and Asset-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

    During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


    GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.


    The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

    FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans;
(4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

    FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

    STRIPS. The Short-Intermediate Term Series may invest in component parts of U.S. Government Securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped, (2) the interest coupons that are stripped, (3) book entries at a Federal Reserve member bank representing ownership of obligation components or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

    The Series may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips.


    The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in these securities. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.


    SPECIAL CONSIDERATIONS. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.

    At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-

Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (1) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above;
(2) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

    Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" below.

    ADJUSTABLE RATE MORTGAGE SECURITIES. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMS contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

    The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.


    There are two main categories of indexes which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.



    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a debt security issued by a corporation or U.S. Government agency or instrumentality that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as REMIC. All future references to CMOs include REMICs and multi-class pass-through securities.



    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


    The Short-Intermediate Term Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    Certain issuers of CMOs, including certain CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule recently adopted by the SEC, and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Series selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

    The underlying mortgages which collateralized the CMOs and REMICs in which the Series invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down
(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.


    STRIPPED MORTGAGE-BACKED SECURITIES (PRIVATELY ISSUED). In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Series may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Privately issued MBS strips are subject to similar risks of MBS strips issued by agencies or instrumentalities of the U.S. Government. See "Strips" above.



    ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily home equity loans, automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a pay-through structure similar to the collateralized mortgage structure. The Series may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.



    TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could aversely affect the return on an investment in a security. The Series will not pay any additional fees for credit support, although the existence of credit support may increase the price of security.



    RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.


    In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.


    Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.


    During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

    Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

    OTHER INVESTMENTS. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



    The Short-Intermediate Term Series may also engage in various portfolio strategies, including utilizing derivatives, to reduce certain risks of its investments and in certain cases, to attempt to enhance return, but not for speculation. The Series, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies include the use of futures contracts, options on futures contracts, options and interest rate swaps. The Series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed.


    OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

    The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

    The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized below in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

    The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

    The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

    Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust has approved a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.


    Exchange-traded options generally have a continuous liquid market while OTC options do not. When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series, there can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-

Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.


    OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."


    OPTIONS ON SECURITIES INDEXES. The Short-Intermediate Term Series also may purchase and write put and call options on securities indexes in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indexes are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.


    When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

    Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

    OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.


    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. As a purchaser of a futures contract, the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indexes and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).


    The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.

    When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash or other liquid assets with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.


    Initial margin in futures transactions is different from margin in securities transactions in that a futures contract initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract assuming all contractual obligations have been satisfied. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit.


    OPTIONS ON FUTURES CONTRACTS. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, but not the obligation, (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or other liquid equal assets to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.

    The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.


INTEREST RATE SWAP TRANSACTIONS



    The Short-Intermediate Term Series may enter into interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. The Series intends to use these transactions as a hedge and not as a speculative investment.



    The Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, (including interest rate swaps with embedded options) depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, that is the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.



    The Short-Intermediate Term Series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Short-Intermediate Term Series anticipates buying. If the Short-Intermediate Term Series purchases an interest rate swap to hedge against a change in an interest rate of a security it anticipates buying, and such interest rate changes unfavorably for the Short-Intermediate Term Series, then it may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



    The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.



    The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.


    RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. The Short-Intermediate Term Series and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Short-Intermediate Term Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible inability of the Short-Intermediate Term Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Short-Intermediate Term Series to sell a portfolio security at a disadvantageous time, due to the need for the Short-Intermediate Term Series to maintain cover or to segregate securities in connection with hedging transactions.

    The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

    If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of the Short-Intermediate Term Series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in an index. Because the change in the price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. The Short-Intermediate Term Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Short-Intermediate Term Series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Short-Intermediate Term Series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Short-Intermediate Term Series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Short-Intermediate Term Series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Short-Intermediate Term Series had written and which the Short-Intermediate Term Series was unable to close, the Short-Intermediate Term Series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contract have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

    Exchanges on which futures and related options trade may impose limits on the positions that the Short-Intermediate Term Series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Short-Intermediate Term Series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator" subject to compliance with certain conditions. The Short-Intermediate Term Series may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Short-Intermediate Term Series' total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either: (1) a substantial majority (that is approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of
(a) all short-term debt obligations held by the Short-Intermediate Term Series;
(b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin or deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to hedge effectively its portfolio.

    In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Short-Intermediate Term Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.


    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


SHORT SALES

    The Short-Intermediate Term Series may sell a security it does not own in anticipation of a decline in the market value of the security (short sales). To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay the lender any interest which accrues during the period of the loan. To borrow the security, the Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Series replaces the borrowed security, it will
(a) maintain in a segregated account cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position.


    The Series will incur a loss as a result of the short sales if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the security declines in price between those dates. The result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium dividends or interest paid in connection with the short sale. No more than 25% of the Series' net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (2) allocated to segregated accounts in connection with short sales. The Series may also may make short sales against-the-box without regard to this limitation. A short sale against-the-box is a short sale in which the Series owns an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

    Reverse repurchase agreements involves sales by the Short-Intermediate Term Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.

    The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Series forgoes principal and interest paid on securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchases (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.


    The Series will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of the securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a termination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.



    Reverse repurchase agreements and dollar rolls are considered borrowings by the Series for purposes of the percentage limitation applicable to borrowings.


FOREIGN DEBT SECURITIES

    The Short-Intermediate Term Series may purchase United States currency denominated fixed-income issues of foreign governments and other foreign issuers.

    The Short-Intermediate Term Series believes that in many instances such foreign fixed-income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Many of these investments currently enjoy increased liquidity, although, under certain market conditions, such securities may be less liquid than the securities of United States corporations, and are certainly less liquid than securities issued or guaranteed by the United States Government, its instrumentalities or agencies.


    Foreign securities involve certain risks, which should be considered carefully by an investor in the Short-Intermediate Term Series. Foreign countries may impose taxes on income on foreign investments. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the United States Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation and diplomatic developments that could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Short-Intermediate Term Series to obtain or to enforce a judgment against the issuers of such securities.


OTHER INVESTMENTS

    Unless specified otherwise, each Series may invest in the following investments:

REPURCHASE AGREEMENTS


    The Money Market and Short-Intermediate Term Series each may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.



    The Series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. The Series' investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Series will suffer a loss.


    The Series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements, the Short-Intermediate Term Series and Money Market Series may lend their portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, neither Series will lend more than 30% of the value of their total assets. The advantage of such loans is that the Series continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.


    A loan may be terminated by the borrower on one business day's notice, or by the Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Series. Any gain or loss in the market price during the loan period would inure to the Series. The creditworthiness of firms to which the Series lends their portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of their securities and may share the interest earned on collateral with the borrower.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



    From time to time, in the ordinary course of business, each Series may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The Series segregate cash, or other liquid assets, marked-to-market daily, having a value equal to or greater than the Series' purchase commitments with additional cash or other assets added when necessary. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time a Series makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Series' net asset value. If a Series chooses to dispose of the right to acquire a when-issued security prior to this acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.


ILLIQUID SECURITIES

    The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in, illiquid securities, including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. If a Series were to exceed this limit, the investment adviser would take reasonable measures to reduce the Series' holdings in illiquid securities to no more than 10% (15% in the case of the Short-Intermediate Term Series) of its net assets within seven days, including the sale of such securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

    Restricted securities, including securities eligible for resale purchase to Rule 144A under the Securities Act, and commercial paper that have a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (1) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (2) it must not be traded flat (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


    The staff of the Commission has taken the position, which the Trust will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Trust and the counterparty have provided for the Trust, at the Trust's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Trust of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Trust to treat the assets used as "cover" as "liquid."



BORROWING



    The Money Market Series may borrow up to 20% of the value of the Trust's total assets, including the amount borrowed less liabilities (not including the amount borrowed) at the time the borrowing is made, from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Trust's total assets, including the amount borrowed less liabilities (not including the amount borrowed) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding.

    The Short-Intermediate Term Series may borrow from banks or through dollar rolls or reverse repurchase agreements an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions. The Short-Intermediate Term Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings.



    The U.S. Treasury Money Market Series may borrow from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission in an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The U.S. Treasury Money Market Series may pledge up to 20% of the value of its total assets to secure these borrowings.



    If a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


FLOATING RATE AND VARIABLE RATE DEBT SECURITIES


    Each Series may invest in floating rate and variable rate debt securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Commission with respect to the Money Market Series and the U.S. Treasury Money Market Series. Floating rate debt securities normally have a rate of interest which is set as a specific percentage of a designated based rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate debt securities changes whenever there is a change in the designated base interest rate. Variable rate debt securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the series paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.


SEGREGATED ASSETS

    When the Trust is required to segregate assets in connection with certain hedging transactions, it will segregate cash or liquid assets. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed delivery securities futures contracts written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


    In response to adverse market, economic, or political conditions, the Short-Intermediate Term Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government, certificates of deposit, bankers acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations will be U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's or if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's. Investing heavily in these securities limits our ability to achieve a high level of income, but can help to preserve the Short-Intermediate Term Series' assets.


(E) PORTFOLIO TURNOVER

    The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Brokerage Allocation and Other Practices."

    Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. Portfolio turnover may involve the payment by the Short-Intermediate Term Series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1999 and 2000 was 304% and 370% respectively.


    The Series will not invest 25% or more of its total assets in a single industry.

                            INVESTMENT RESTRICTIONS

    The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or
(ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

MONEY MARKET SERIES

    The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

    The Money Market Series may not:

        1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

        2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

        3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

        4. Purchase or sell real estate or real estate mortgage loans.

        5. Purchase securities on margin or sell short.

        6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

        7. Underwrite securities of other issuers.

        8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement;
    (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

       10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.

SHORT-INTERMEDIATE TERM SERIES

    The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

    The Short-Intermediate Term Series may not:

       1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

       2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

       3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.

       4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

       5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

       6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the
    Series may purchase and sell financial futures contracts and options thereon.

       7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

       8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. TREASURY MONEY MARKET SERIES

    In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

    The U.S. Treasury Money Market Series may not:

       1.  Invest in any securities other than U.S. Treasury obligations.

       2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

       3.  Make short sales of securities or maintain a short position.

       4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets
    (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

       5.  Buy or sell real estate or interests in real estate.

       6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

       7.  Make investments for the purpose of exercising control or management.

       8. Invest in interests in oil, gas or other mineral exploration or development programs.

       9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                            MANAGEMENT OF THE TRUST


                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)                   TRUST                                      DURING PAST 5 YEARS
-------------------------               -------------                                 ---------------------
Eugene C. Dorsey (73)                      Trustee              Retired President, Chief Executive Officer and Trustee of the
                                                                 Gannett Foundation (now Freedom Forum); formerly Publisher of four Gannett newspapers and Vice President of Gannett Co., Inc.;
                                                                 past Chairman of Independent Sector, Washington, D.C. (largest national coalition of philanthropic organizations); formerly
                                                                 Chairman of the American Council for the Arts; formerly Director of the Advisory Board of Chase Manhattan Bank of Rochester.
Delayne Dedrick Gold (62)                  Trustee              Marketing Consultant.
*Robert F. Gunia (54)             Vice President and Trustee    Executive Vice President and Chief Administrative Officer (since
                                                                 June 1999) of Prudential Investments; Executive Vice President
                                                                 and Treasurer (since December 1996) of PIFM; President (since
                                                                 April 1999) of Prudential Investment Management Services LLC
                                                                 (PIMS); Corporate Vice President (since September 1997) of The
                                                                 Prudential Insurance Company of America (Prudential); formerly
                                                                 Senior Vice President (March 1987-May 1999) of Prudential
                                                                 Securities Incorporated; formerly Chief Administrative Officer
                                                                 (July 1989-September 1996), Director (January 1989-September
                                                                 1996) and Executive Vice President, Treasurer and Chief
                                                                 Financial Officer (June 1987-December 1996) of Prudential Mutual
                                                                 Fund Management, Inc.(PMF); Vice President and Director (since
                                                                 May 1989) of The Asia Pacific Fund, Inc.

                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)                   TRUST                                      DURING PAST 5 YEARS
-------------------------               -------------                                 ---------------------
Thomas T. Mooney (59)                      Trustee              President of the Greater Rochester Metro Chamber of Commerce;
                                                                 formerly Rochester City Manager; formerly Deputy Monroe County
                                                                 Executive; Trustee of Center for Governmental Research, Inc.;
                                                                 Director of Blue Cross of Rochester, Monroe County Water
                                                                 Authority Executive Service Corps of Rochester.
Stephen P. Munn (58)                       Trustee              Chairman, Director and Chief Executive Officer and formerly
                                                                 President, of Carlisle Companies Incorporated (manufacturer of industrial products).
*David R. Odenath, Jr. (43)         President and Trustee       President (since June 1999) of Prudential Investments; Officer in
                                                                 Charge, President, Chief Executive Officer and Chief Operating
                                                                 Officer (since June 1999) of PIFM; Senior Vice President (since
                                                                 June 1999) of Prudential; formerly Senior Vice President (August
                                                                 1993-May 1999) of PaineWebber Group, Inc.
Richard A. Redeker (57)                    Trustee              Formerly employee of Prudential Investments (October
                                                                 1996-December 1998); prior thereto, President, Chief Executive
                                                                 Officer and Director (October 1993-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc.; Executive Vice President, Director
                                                                 and Member of Operating Committee (October 1993-September 1996)
                                                                 of Prudential Securities; Director (October 1993-September 1996)
                                                                 of Prudential Securities Group, Inc.; Executive Vice President
                                                                 of The Prudential Investment Corporation (January 1994-September
                                                                 1996); Director (January 1994-September 1996) of Prudential
                                                                 Mutual Fund Distributors, Inc. and Prudential Mutual Fund
                                                                 Services, Inc.
*Judy A. Rice (53)                         Trustee              Executive Vice President (since 1999) of Prudential Investments;
                                                                 Executive Vice President (since 1999) of PIFM; formerly various positions to Senior Vice President (1992-1999) of Prudential
                                                                 Securities; and various positions to Managing Director
                                                                 (1975-1992) of Shearson Lehman Advisors; Governor of the Money
                                                                 Management Institute and member of the Prudential Securities
                                                                 Operating Council and the National Association for Variable
                                                                 Annuities.
Nancy H. Teeters (70)                      Trustee              Economist; formerly Vice President and Chief Economist of
                                                                 International Business Machines Corporation; formerly Director of Inland Steel Industries (July 1984-1999); formerly Governor of The Federal Reserve (September 1978-June 1984).
Louis A. Weil, III (59)                    Trustee              Formerly Chairman (January 1999-July 2000), President and Chief
                                                                 Executive Officer (January 1996-July 2000) and Director (since
                                                                 September 1991) of Central Newspapers, Inc.; formerly Chairman of the Board (January 1996-July 2000), Publisher and Chief
                                                                 Executive Officer (August 1991-December 1995) of Phoenix
                                                                 Newspapers, Inc.
Grace C. Torres (41)               Treasurer and Principal      First Vice President (since December 1996) of PIFM; formerly
                                   Financial and Accounting      First Vice President (March 1993-May 1999) of Prudential
                                            Officer              Securities; First Vice President (March 1994-September 1996) of
                                                                 Prudential Mutual Fund Management, Inc.

                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME AND ADDRESS ** (AGE)                   TRUST                                      DURING PAST 5 YEARS
-------------------------               -------------                                 ---------------------
Deborah A. Docs (43)                      Secretary             Vice President and Corporate Counsel (since January 2001) of
                                                                 Prudential; Vice President and Associate General Counsel (since
                                                                 December 1996) of PIFM; formerly Vice President and Associate
                                                                 General Counsel (June 1991-September 1996) of Prudential
                                                                 Securities; formerly Vice President and Associate General
                                                                 Counsel (June 1991-September 1996) of PMF.
William V. Healey (47)               Assistant Secretary        Vice President and Associate General Counsel (since 1998) of
                                                                 Prudential; Chief Legal Officer (since August 1998) of
                                                                 Prudential Investments; Director (since June 1999) of ICI Mutual
                                                                 Insurance Company; prior to August 1998, Associate General
                                                                 Counsel of the Dreyfus Corporation ("Dreyfus"), a subsidiary of
                                                                 Mellon Bank, N.A. ("Mellon Bank"), and an officer and/or
                                                                 director of various affiliates of Mellon Bank and Dreyfus.


------------

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities Incorporated (Prudential Securities), Prudential or PIFM.


** The address of the Trustees and Officers is c/o: Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


    Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.



    The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


    The Trust pays each of its Trustees who is not an affiliated person of PIFM or the investment adviser annual compensation of $6,100, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustees will be asked to serve.



    Trustees may receive their Trustee's fees pursuant to a deferred fee agreement with the Trust. Under the terms of such agreement, the Trust accrues daily the amount of Trustee's fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.



    The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not affiliated with the Manager for the fiscal year ended November 30, 2000 and the aggregate compensation paid to such Trustees for service on the Trust's Board and the Boards of all other investment companies managed by PIFM (Fund Complex), for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE


                                                                                                   TOTAL 2000
                                                              PENSION OR                          COMPENSATION
                                                              RETIREMENT                           FROM TRUST
                                             AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL      AND FUND
                                            COMPENSATION   AS PART OF TRUST    BENEFITS UPON      COMPLEX PAID
NAME AND POSITION                            FROM TRUST        EXPENSES          RETIREMENT        TO TRUSTEES
------------------------------------------  ------------   ----------------   ----------------   ---------------
Eugene C. Dorsey--Trustee**                    $6,225            None                N/A         $114,000 (19/47)*
Delayne Dedrick Gold--Trustee                  $7,150            None                N/A         $173,000 (38/58)*
Robert F. Gunia--Vice President and
 Trustee(1)                                    --              --                 --                   --
Thomas T. Mooney--Trustee**                    $6,225            None                N/A         $173,000 (32/65)*
Stephen P. Munn--Trustee                       $6,225            None                N/A         $114,000 (24/41)*
David R. Odenath, Jr.--President and
 Trustee(1)                                    --              --                 --                   --
Richard A. Redeker--Trustee                    $6,225            None                N/A         $110,000 (24/41)*
Judy A. Rice--Trustee(1)(2)                    --              --                 --                   --     --
John R. Strangfeld, Jr.--President and
 Trustee(1)@                                   --              --                 --                   --
Nancy H. Teeters--Trustee                      $6,225            None                N/A         $118,000 (25/40)*
Louis A. Weil, III--Trustee                    $6,675            None                N/A         $114,000 (24/41)*


------------


 @  Former President and Trustee, resigned on November 13, 2000.



 * Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.



(1) Trustees who are interested do not receive compensation from the Trust or any fund in the Fund Complex.



** Total aggregate compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Trustees under the Trust's deferred compensation plan. Including accrued interest, total compensation amounted to $140,010 and $179,810 for Messrs. Dorsey and Mooney, respectively.



(2) Became Trustee on November 13, 2000.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Trustees of the Trust are eligible to purchase Class Z shares of each Series.



    As of January 19, 2001, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each class of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.



    As of January 19, 2001, Prudential Securities was the record holder for other beneficial owners of 5,235,529 Short-Intermediate Term Series Class A shares (or 47.5% of such shares outstanding), and no Short-Intermediate Term Series Class Z Shares (or 0% of such shares outstanding); 204,455,863 Money Market Series Class A Shares (or 35.9% of such shares outstanding); and no Money Market Series Class Z Shares (or 0% of such shares outstanding); and 414,075,240 U.S. Treasury Money Market Series Class A Shares (or 96.2% of such shares outstanding), and no U.S. Treasury Money Market Series Class Z Shares (or 0% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



    As of January 19, 2001, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:
South Bergen Savings and Loan, Attn. Mr. Albert Gossheiler, 250 Valley Blvd, Woodbridge, NJ 07075, who held 693,072 Class A shares of the Short-Intermediate Term Series (6.29%); Prudential Trust Company, FBO PRU-DC Clients, 30 Scranton Office Park, Moosic, PA 18507, who held 682,108 Class Z shares of Short-Intermediate Term Series (93.4%); Prudential Trust Company, FBO Pru DC Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507, who held 57,905,174 Class A shares of the Money Market Series (10.2%); Pru Defined Contributions Svcs, FBO PRU Non Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507 who held 12,512,151 Class Z Shares of the Money Market Series (33.5%); Pru Defined Contribution Services, FBO Pru DC Qualified Clients, 30 Scranton Office Park, Moosic, PA 18507, who held 1,139,728 Class Z shares of the U.S. Treasury Money Market Series (21.4%); and Prudential Trust Company, FBO Pru DC Trust Accounts, 30 Scranton Office Park, Moosic, PA 18507, who held 4,177,694 Class Z shares of the U.S. Treasury Money Market Series (78.5%).

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Trust, comprise the Prudential mutual funds. See "How the Series is Managed-Manager" in the Prospectus of each Series. As of October 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $74.7 billion. According to the Investment Company Institute, as of October 31, 2000, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.



    PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to a Management Agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trust's Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Trust in connection therewith. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser) to provide subadvisory services to the Trust. PIFM is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PIFM to the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:


    (a)the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

    (b)all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and


    (c)the costs, expenses and fees payable to the Subadviser, pursuant to a subadvisory agreement between PIFM and PI (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated with the Manager or the Trust's investment adviser; (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;
(d) the charges and expenses of the Trust's legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions; (f) all taxes and corporate fees payable by the Trust to governmental agencies; (g) the fees of any trade association of which the Trust is a member; (h) the cost of share certificates representing shares of the Trust; (i) the cost of fidelity and directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (m) distribution fees.



    The Trust pays a fee to PIFM for the services performed and the facilities furnished by PIFM, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money

Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdiction in which shares of the Series are then qualified for offer and sale, PIFM will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Series. Currently, the Trust believes there are no such expense limitations. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.


    The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.


    For the fiscal year ended November 30, 2000, the Trust paid management fees to PIFM of $2,373,381, $483,730, and $1,594,581 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1999, the Trust paid management fees to PIFM of $2,509,000, $590,583 and $1,542,859 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1998, the Trust paid management fees to PIFM of $2,435,541, $637,243 and $1,680,560 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust's total return. These voluntary waivers may be terminated at any time without notice.



    PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Trust. In connection therewith, PI is obligated to keep certain books and records of the Trust. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred in furnishing those services. Effective January 1, 2000, PI is paid by the Manager with respect to the Short-Intermediate Term Series and the U.S. Treasury Money Market Series, at an annual rate of .200 of 1.00% of the average daily net assets of each such series, respectively, and with respect to the Money Market Series, at an annual rate of .200 of 1.00% up to and including
$1 billion, .169 of 1.00% for the next $500 million and .140 of 1.00% over $1.5 billion of the average daily net assets of such series. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PIFM or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    With respect to the Short-Intermediate Term Series, Prudential Investment's Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in such series' prospectus (assets under management are as of June 30, 2000).



                                   CORPORATE



    ASSETS UNDER MANAGEMENT: $44.0 billion (as of June 30, 2000).



    TEAM LEADER: Steven Kellner. GENERAL INVESTMENT EXPERIENCE: 13 years.



   PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.

    SECTOR: U.S. investment-grade corporate securities.



   INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.



                                  GLOBAL BOND



    ASSETS UNDER MANAGEMENT: $3.7 billion (as of June 30, 2000).



    TEAM LEADER: David Bessey and Steven Koomar. GENERAL INVESTMENT EXPERIENCE:
10 years and 13 years respectively.



   PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.



    SECTOR: Government and corporate securities of foreign issuers.



   INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and currency risk and on high-grade and high-yield foreign corporate and emerging market issues.



                                EMERGING MARKETS



    ASSETS UNDER MANAGEMENT: $3.7 billion (as of June 30, 2000).



    TEAM LEADER: David Bessey. GENERAL INVESTMENT EXPERIENCE: 10 years.



   PORTFOLIO MANAGERS: 3. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with mutual fund experience.



    SECTOR: Government and corporate securities issued by developing markets and countries.



   INVESTMENT STRATEGY: Focus is on a fundamental investment approach that uses a strong technical and value overlay to make country selections.



                                 MONEY MARKETS



    ASSETS UNDER MANAGEMENT: $33.9 billion (as of June 30, 2000).



    TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.



   PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years.



    SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.



    INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.



CODE OF ETHICS



    The Board of Trustees of the Trust has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Trust. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Trust is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as distributor for the Trust's shares. The Distributor is a subsidiary of Prudential.


    CLASS A PLAN. Under the Class A Plan for the Money Market Series and the U.S. Treasury Money Market Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of each Series at an annual rate of up to .125 of 1% of the average daily net assets of each Series' Class A shares. The Class A Plan for the Money Market Series and the U.S. Treasury Money Market Series provides that (1) up to .125 of 1% per annum of the average daily net assets of the Class A shares of each respective Series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .125 of 1%) may not exceed .125 of 1% per annum of the average daily net assets of the shares of the respective Series. Under the Class A Plan for the Short-Intermediate Term Series, the Trust may pay the Distributor for its distribution-related activities with respect to Class A shares of the Series' Class A shares at the annual rate of the lesser of
(a) .25 of 1% per annum of the aggregate sales of the Series' Class A shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions issued on or after July 1, 1985 (the effective date of the Short-Intermediate Term Series Class A Plan) less the aggregate net asset value of any such shares redeemed, or (b) .25 of 1% per annum of the average daily net asset value of the Series' Class A shares issued after the effective date of the Class A Plan. The Class A Plan for the Short-Intermediate Term Series provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares calculated in the same manner as the distribution fee may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of up to .25 of 1% calculated in the same manner as the distribution fee) are limited to the lesser of (i) .25 of 1% per annum of the aggregate sales of the Series' shares, not including shares issued in connection with reinvestment of dividends and capital gains distributions from the Series, issued on or after July 1, 1985 less the aggregate net asset value of any such shares redeemed, or (ii) .25 of 1% per annum of the average daily net asset value of the Series' shares issued after July 1, 1985.



    During the fiscal year ended November 30, 2000, the Distributor incurred distribution expenses in the aggregate of $701,973 and $520,690 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to the Distributor. It is estimated that of these amounts approximately $468,812 (66.78%) and $393,701 (75.61%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $233,161 (33.22%) and $126,989 (24.39%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges. For the fiscal year ended November 30, 2000, the Distributor received $698,878 and $495,568 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, from the Trust under the Class A Plan.



    For the fiscal year ended November 30, 2000, the Distributor collectively received $208,832 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.


    In each Distribution and Service Agreement, the Trust has agreed to indemnify PIMS to the extent permitted by applicable law against certain liabilities under the Securities Act.

    In addition to distribution and service fees paid by the Trust under the Class A Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of each Series, including Class Z shares. Such payments may be calculated by reference to the net asset values of shares sold by such persons or otherwise.

    Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

    The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

    So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase a Series' total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-backed sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of each Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(C) OTHER SERVICE PROVIDERS


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for the Trust's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Trust. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual maintenance fee of $10.00 per shareholder account, a new account set-up fee $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    For the fiscal year ended November 30, 2000, the Trust incurred approximately the following expenses for the services of PMFS on behalf of the Money Market Series, U.S. Treasury Money Market Series and the
Short-Intermediate Term Series, $1,656,900, $169,300 and $159,300, respectively.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants and in that capacity audits the Trust's annual financial statements.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    The Manager is responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, the selection of brokers and dealers to effect the transactions and negotiation of brokerage commissions, if any. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.



    In placing orders for portfolio securities for each Series of the Trust, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commissions merchants who effect or are parties to portfolio transactions of the Trust, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Trust may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets are far larger than those of the Trust, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Trust.



    The Trust paid no brokerage commissions for the fiscal years ended November 30, 1998, 1999 and 2000.



    The Trust is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at November 30, 2000. As of November 30, 2000, no Series held any securities of its regular brokers and dealers.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separated series and classes within such securities. Each Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.

    The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each Series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each Series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in investment policies related thereto.

    Shares of each Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (1) each class is subject to different expenses which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any manner submitted to shareholders in which the interests of one class differ from the interests of the other class, (3) each class has a different exchange privilege and
(4) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustee may determine.

    It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.

                PURCHASE, REDEMPTION AND PRICING OF TRUST SHARES

    Shares of the Trust may be purchased at a price equal to the next determined net asset value (NAV) per share. Class Z shares of the Trust are offered to a limited group of investors at NAV.


    PURCHASES BY WIRE. For an initial purchase of shares of the Trust by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, specifying on the wire the account number assigned by PMFS and your name and identifying the series and the class in which you are investing (Class A or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time, for the Short-Intermediate Term Series; 4:30 p.m., New York time, for the Money Market Series and U.S. Treasury Money Market Series), on a business day, you may purchase shares of the Trust as of that day.



    In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust--(specify the Series), Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


ISSUANCE OF TRUST SHARES FOR SECURITIES

    Transactions involving the issuance of Trust shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Trust, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via a listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Trust's investment adviser.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Trust as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisors and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    -Mutual fund "wrap" or asset allocation programs, where the sponsor places
     Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


    -Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any seperate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:



    -Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    -Current and former Directors/Trustees of the Prudential mutual funds
     (including the Series)


    -Prudential, with an investment of $10 million or more.


    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.



    PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class Z shares wihout reqard to the assets or number of participants in the individual employer's qualified plans or non-qualified plans so long as the employers in the Association have retirement plan assets in the aggregate of at least $250 million for which Prudential Retirement Services provides participant-level recordkeeping services.


SALE OF SHARES

    You can redeem shares at any time for cash in the form of a check at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. If you are redeeming your shares through a broker, your broker must receive your sell order before the Trust computes its NAV for that day (that is, 4:15 p.m., New York time, for Short-Intermediate Term Series or 4:30 p.m., New York time, for Money Market Series and U.S. Treasury Money Market Series) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Trust.

    If you hold shares of the Trust through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities Financial Adviser.


    In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3), or (4) exist.


    Payment for redemption of recently purchased shares will be delayed until the Trust or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


    REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio the Trust, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the relevant Series during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Trust, the Board of Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Trust will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Trust shares, a Shareholder Investment Account is established for each investor under which shares are held for the investor by the Transfer Agent. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation showing the transaction and the status of such account. Stock certificates may be issued for the Short-Intermediate Term Series only. Such a stock certificate is desired, it must be requested in writing. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Trust makes available to its shareholders the following privileges and plans.

PROCEDURE FOR MULTIPLE ACCOUNTS

    Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by persons authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

    PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

    Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS



    For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent.


EXCHANGE PRIVILEGE

    The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A or Class Z shares of such other Prudential mutual funds may also be exchanged for Class A or Class Z shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. An exchange is treated as a redemption and purchase for Federal income tax purposes. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Trust nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the funds next determined after the request is received in good order.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential mutual funds are available from the Trust's Transfer Agent, the Distributor or your broker. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange; however, you may be subject to any sales charge that may be imposed by such other Prudential mutual fund into which you exchange. The following money market funds participate in the Class A Exchange Privilege:



       Prudential California Municipal Fund
           (California Money Market Series)
       Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
           (New York Money Market Series)
           (New Jersey Money Market Series)
       Prudential MoneyMart Assets Inc.
       Prudential Tax-Free Money Fund, Inc.


    Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential mutual funds or shares of Prudential Special Money Market Fund, Inc., a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

DOLLAR COST AVERAGING--SHORT-INTERMEDIATE TERM SERIES

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF MONTHLY INVESTMENTS:  $100,000   $150,000   $200,000   $250,000
------------------------------  --------   --------   --------   --------
25 Years......................   $  105     $  158     $  210     $  263
20 Years......................      170        255        340        424
15 Years......................      289        438        578        722
10 Years......................      547        820      1,093      1,366
5 Years.......................    1,361      2,041      2,721      3,402


    See "Automatic Investment Plan" below.
------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Trust. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in any Series by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited for a specified dollar amount for subsequent investment into a Series. The investor's bank must be a member of the Automatic Clearing House System.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available for shareholders having shares of the Trust held through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.


    In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Trust in order for the shareholder to participate in the plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions" above.


    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Systematic withdrawals should not generally be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various tax-deferred retirement plans, including 401(k) plans, self-directed Individual Retirement Accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code, are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment, administration and custodial fees as well as other plan details are available from the Distributor or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

    An Individual Retirement Account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS  PERSONAL
 MADE OVER:    SAVINGS      IRA
-------------  --------     ---
10 years       $ 26,165   $ 31,291
15 years         44,675     58,649
20 years         68,109     98,846
25 years         97,780    157,909
30 years        135,346    244,692

------------

(1) The chart is for illustrative purposes only and does not represent the performance of the Trust or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, a Series of the Trust may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES

    AMORTIZED COST VALUATION. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

SHORT-INTERMEDIATE TERM SERIES

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.

    Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.

TIME NET ASSET VALUE IS CALCULATED


    The Trust will compute its NAV value at 4:15 p.m., New York time, for the Short-Intermediate Term Series and at 4:30 p.m., New York time, for the Money Market Series and U.S. Treasury Money Market Series on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a Series' securities do not materially affect NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 p.m., New York time, and at a time between such closing and 4:30 p.m., New York time, for the Money Market Series' and US Treasury Money Market Series' shares. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    Each Series of the Trust is treated as a separate entity for federal income tax purposes and each is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for each taxable year. If each Series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed.



    Qualification of each Series as a regulated investment company under the Internal Revenue Code requires each Series to, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of stock, securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. government securities and other stock or securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer;
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities), and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax-exempt interest income in each year. The performance and tax qualification of one Series will have no effect on the federal income tax liability of shareholders of the other Series.



    Qualification of each Series as a regulated investment company under the Internal Revenue Code will be determined at the level of each Series and not at the level of the Trust. Accordingly, the determination of whether any particular Series qualifies as a regulated investment company will be based on the activities of that Series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a Series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that Series.


    Each Series is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned, if any, during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year twelve-month period ending on October 31 of such prior year, respectively. To the extent a Series does not meet these distribution requirements, it will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed. Each Series intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.


    With respect to the Short-Intermediate Term Series, any dividends or capital gains distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or capital gains distributions. Furthermore, such dividends or capital gains distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions, which are expected to be or have been announced.



    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends or distributions unless the dividends or distributions are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.


    Dividends paid by a Series from its ordinary income and distributions of a Series's net realized short-term capital gains are taxable to shareholders as ordinary income, whether or not reinvested. Generally none of the income of the Trust will consist of dividends from domestic corporations. Therefore, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends received deduction for corporate shareholders.


    Distribution of net capital gains (that is, the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The U.S. Treasury Money Market Series and the Money Market Series are not likely to realize long-term capital gains because of the types of securities they purchase. Net capital gains of a Series that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Series.


    Upon the redemption, sale or exchange of shares of a Series, a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the Shares were held as a capital investment, and such capital gain or loss will be long-term capital gain or loss if such shares were held for more than 12 months. However, any short-term capital loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions on such shares.


    If any net capital gains are retained by a Series for investment, requiring federal income taxes to be paid thereon by the Series, the Series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the Series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such Series by the differences between their PRO RATA share of such gains and their tax credit.



    Any loss realized on a sale, redemption or exchange of shares of a Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.



    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Series on the reinvestment date.

    The Trust has obtained an opinion of counsel to the effect that the exchange of one class of a Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such an opinion is not binding on the Internal Revenue Service.


    A Series may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by that Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Debt securities acquired by a Series may be subject to similar treatment by reason of an election made by the Series under the market discount rules. Because the original issue discount and market discount income earned by a Series in a taxable year may not be represented by cash income, a Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirement.



    The Short-Intermediate Term Series may engage in various strategies using derivatives, including the use of put and call options on securities and financial indexes, transactions involving futures contracts and related options, short selling and the use of leverage, including reverse repurchase agreements and dollar rolls. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and loses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series should generally realize short-term capital gain or loss. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale, short sale and constructive sale provisions of the Internal Revenue Code, which may, in general, disallow or defer certain losses realized by the Series, recharacterize certain of the Series' long-term capital gains as short-term capital gains (or short-term capital losses as long term capital losses), and toll the Series' holding period in certain capital assets.



    As of November 30, 2000, the Short-Intermediate Term Series had a capital loss carryforward for federal income tax purposes of approximately $28,698,000.



    Regulated future contracts and certain listed options which are not equity options constitute Section 1256 contracts. Such 1256 contracts will be required to be marked to market for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at their fair market value on the last day of the Series' taxable year. Sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    In addition, positions which are part of a straddle are subject to special rules including wash sale, short sale and constructive sale provisions of the Internal Revenue Code. The Series generally will be required to defer the recognition of losses on positions it holds as part of a straddle to the extent of any unrecognized gain on offsetting positions held by the Series, and will not be able to deduct the net interest or other charges incurred to purchase or carry straddle positions. Capital gains realized by the Series in connection with a conversion transaction (generally, a transaction the Series' return from which is attributable solely to the time value of the Series' net investment) will generally be recharacterized as ordinary income.

    See "Series Distributions and Tax Issues" in the Prospectus of each Series.

                            PERFORMANCE INFORMATION

MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES--CALCULATION OF YIELD


    The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The Money Market Series' and U.S.

Treasury Money Market Series' annualized seven-day current yield as of November 30, 2000 was 5.75% and 5.72%, respectively. The Money Market Series' and U.S. Treasury Money Market Series' effective annual yield as of November 30, 2000 was 5.43% and 5.27%, respectively.


    Effective yield = [(base period return + 1)(365/7)] - 1


    The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.



    Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indexes.


    The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.

SHORT-INTERMEDIATE TERM SERIES--CALCULATION OF YIELD AND TOTAL RETURN

    YIELD. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                           a - b
               YIELD = 2 [(                          + 1)(6) - 1]
                                            cd

    Where: a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the net asset value per share on the last day of the period.


    Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Series is held, but also on any realized or unrealized gains and losses and changes in the Series' expenses.



    The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 2000 was 5.69% for Class A and 5.86% for Class Z.


    AVERAGE ANNUAL TOTAL RETURN. The Short-Intermediate Term Series may from time to time advertise its average annual total return.

    Average annual total return is computed according to the following formula:

                                 P (1 + T)(n) = ERV

    Where: P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
              (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return assumes reinvestment of all dividends and distributions and does not take into account any federal or state income taxes that may be payable upon redemption.



    The Short-Intermediate Term Series' average annual total return with respect to Class A shares for the one, five, ten year and since inception September 22, 1982 periods ended November 30, 2000 was 7.13%, 5.12%, 6.25% and 7.82%, respectively. The Short-Intermediate Term Series' average annual total return with respect to Class Z shares for the one year and since inception
(February 26, 1997) periods ended November 30, 2000 was 7.41% and 5.54%, respectively.


    AGGREGATE TOTAL RETURN. The Short-Intermediate Term Series may also advertise its aggregate total return. See "Risk/ Return Summary--Evaluating Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                    ERV - P
                                       P

    Where: P = a hypothetical initial payment of $1,000.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
              (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.


    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.



    The Short-Intermediate Term Series' aggregate total return with respect to Class A shares for the one, five, ten year and since inception (September 22, 1982) periods ended November 30, 2000 was 7.13%, 28.35%, 83.31% and 293.70%,
respectively. The Short-Intermediate Term Series' aggregate total return with respect to Class Z shares for the one year and since inception (February 26, 1997) periods ended November 30, 2000 was 7.41% and 22.46%, respectively.



    ADVERTISING. Advertising materials for the Trust may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Trust's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Trust also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



    From time to time, advertising materials for the Trust may include information concerning retirement and investing for retirement, may refer to the approximate number of Trust (interest holders) and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE
COMPARISON OF DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
(12/31/1925-12/31/2000)
     COMMON STOCKS       LONG-TERM GOV'T. BONDS  INFLATION
11.1%                                      5.3%       3.1%


(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Federal Farm Credit Bank  2.9%
$    5,000     5.85%, 12/1/00                                        $     5,000,000
    12,587     5.875%, 7/2/01                                             12,517,791
                                                                     ---------------
                                                                          17,517,791
-------------------------------------------------------------------------------------
Federal Home Loan Bank  42.0%
     9,000     6.63%, 12/7/00, F.R.N.                                      8,999,991
    17,000     6.55%, 4/12/01, F.R.N.                                     17,000,000
    48,000     6.505%, 4/19/01, F.R.N.                                    47,991,043
    14,000     6.56%, 5/10/01, F.R.N.                                     13,996,932
     7,000     6.48%, 7/18/01, F.R.N.                                      6,996,926
    12,000     6.4375%, 9/21/01, F.R.N.                                   11,995,272
    45,500     6.58188%, 10/12/01, F.R.N.                                 45,473,200
    53,500     6.55%, 10/19/01, F.R.N.                                    53,467,788
    11,000     6.65125%, 11/30/01, F.R.N.                                 10,998,020
     1,500     5.965%, 12/1/00                                             1,500,000
     5,000     5.10%, 12/29/00                                             4,993,754
     2,000     5.375%, 3/2/01                                              1,993,826
     8,150     6.52%, 3/28/01                                              8,147,629
     7,000     6.625%, 4/6/01                                              6,997,801
     1,800     6.875%, 7/3/01                                              1,800,117
     1,000     5.935%, 7/6/01                                                996,103
       200     6.495%, 8/9/01                                                199,857
       200     7.44%, 8/10/01                                                201,103
     7,000     6.50%, 9/19/01                                              6,995,552
                                                                     ---------------
                                                                         250,744,914
-------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation  1.8%
     4,000     5.99%, 12/6/00                                              3,999,917
     2,500     5.40%, 4/12/01                                              2,488,341
     4,000     6.00%, 7/20/01                                              3,981,916
                                                                     ---------------
                                                                          10,470,174


See Notes to Financial Statements     B-49

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Federal National Mortgage Association  30.8%
$   23,000     6.54%, 3/6/01, F.R.N.                                 $    22,997,007
    15,750     6.485%, 6/7/01, F.R.N.                                     15,743,274
    13,000     6.536%, 12/3/01, F.R.N.                                    12,994,930
    12,500     5.90%, 12/1/00                                             12,500,000
     3,049     Zero Coupon, 1/11/01                                        3,026,707
    20,000     Zero Coupon, 1/25/01                                       19,803,375
    26,300     6.47%, 2/16/01                                             26,284,942
    13,000     5.625%, 3/15/01                                            12,960,538
    11,500     6.52%, 3/16/01                                             11,494,725
     2,000     7.00%, 5/17/01                                              2,002,245
     5,500     5.86%, 7/19/01                                              5,466,229
     1,500     6.71%, 7/24/01                                              1,498,830
       500     6.67%, 8/1/01                                                 500,116
    23,500     6.64%, 9/18/01                                             23,508,427
     1,235     5.60%, 11/9/01                                              1,224,244
    12,000     6.63%, 11/14/01                                            11,997,897
                                                                     ---------------
                                                                         184,003,486
-------------------------------------------------------------------------------------
Student Loan Marketing Association  15.3%
     3,000     6.64%, 3/9/01, F.R.N.                                       3,000,559
     3,800     6.56%, 3/15/01, F.R.N.                                      3,799,753
    18,000     6.66%, 7/25/01, F.R.N.                                     18,004,512
     4,000     6.68%, 8/23/01, F.R.N.                                      4,001,192
    23,000     6.61%, 8/28/01, F.R.N.                                     22,998,446
    11,000     6.59%, 9/17/01, F.R.N.                                     10,993,596
    22,000     6.61%, 11/16/01, F.R.N.                                    21,993,876
     5,000     6.505%, 2/7/01                                              4,999,814
     1,750     6.15%, 8/9/01                                               1,744,777
                                                                     ---------------
                                                                          91,536,525

                                      B-50   See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Repurchase Agreements(a)  8.6%
$   16,346     ABN AMRO Incorporated, 6.51%, dated 11/28/00, due
                12/5/00 in the amount of $16,366,691 (cost
                $16,346,000; the value of the collateral including
                interest is $16,672,920)                             $    16,346,000
    19,303     Credit Suisse First Boston Corp., 6.53%, dated
                11/30/00, due 12/4/00 in the amount of $19,317,005
                (cost $19,303,000; the value of the collateral
                including interest is $19,834,788)                        19,303,000
    15,334     Morgan Stanley Dean Witter & Co., 6.51%, dated
                11/29/00, due 12/4/00 in the amount of $15,347,864
                (cost $15,334,000; the value of the collateral
                including interest is $15,748,022)                        15,334,000
                                                                     ---------------
                                                                          50,983,000
                                                                     ---------------
               Total Investments  101.4%
                (amortized cost $605,255,890(b))                         605,255,890
               Liabilities in excess of other assets  (1.4%)              (8,414,142)
                                                                     ---------------
               Net Assets  100%                                      $   596,841,748
                                                                     ---------------
                                                                     ---------------

------------------------------
F.R.N. Floating Rate Note. The interest rate reflected is the rate in effect at
       November 30, 2000.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.


See Notes to Financial Statements     B-51

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.5%
-------------------------------------------------------------------------------------
Asset-Backed  3.9%
               Capital One Master Trust
$    3,000(a)  5.43%, Ser. 98-4 A, 1/15/07                           $     2,921,719
               Premier Auto Trust
       464(a)  5.77%, Ser. 98-2 A3, 1/6/02                                   463,710
               First Union National Bank Commercial Mortgage Trust
     1,000     6.94%, OO-C2 A1, 4/15/10                                    1,008,750
                                                                     ---------------
                                                                           4,394,179
-------------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Obligations  22.1%
               Federal National Mortgage Association
    18,000(b)  6.50%, 12/1/15                                             17,769,240
     4,545     7.00%, 3/01/08                                              4,567,926
     2,109(a)  7.50%, 4/01/10 - 12/01/10                                   2,143,096
               Federal Home Loan Mortgage Association
       422(a)  9.00%, 9/01/05 - 11/01/05                                     432,147
        45     7.375%, 3/01/06                                                45,437
                                                                     ---------------
                                                                          24,957,846
-------------------------------------------------------------------------------------
U.S. Government Agency Obligations  26.7%
               Federal National Mortgage Association
    10,000(a)  5.50%, 10/12/01, MTN                                        9,929,700
    15,600(a)  5.625%, 5/14/04                                            15,319,668
     5,000(a)  6.30%, 9/25/02                                              4,978,100
                                                                     ---------------
                                                                          30,227,468


                                      B-52      Notes to Financial Statements

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
United States Treasury Notes  10.8%
$    3,000     5.50%, 2/28/03                                        $     2,992,500
     9,157(c)  5.875%, 11/15/04                                            9,267,159
                                                                     ---------------
                                                                          12,259,659
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligations  30.0%
               Federal Home Loan Mortgage Corp.
    12,291(a)  5.75%, 4/15/10                                             12,149,199
     6,500     6.50%, 7/15/10                                              6,483,750
               Federal National Mortgage Association
     2,104     6.00%, 6/25/08                                              2,047,822
     2,129     6.50%, 5/25/08                                              2,116,749
    10,985     7.00%, 1/18/24                                             11,139,561
                                                                     ---------------
                                                                          33,937,081
                                                                     ---------------
               Total long-term investments
                (cost $104,922,942)                                      105,776,233
                                                                     ---------------
SHORT-TERM INVESTMENTS  21.7%
-------------------------------------------------------------------------------------
Commercial Paper  14.8%
               Blue Ridge Asset Funding
     3,150     6.53%, 12/6/00                                              3,147,143
               Falcon Asset Securitization Corp.
     4,535     6.52%, 12/8/00                                              4,529,251
               Sweetwater Capital Corp.
     4,535     6.52%, 12/11/00                                             4,526,787
               Wood Street Funding Corp.
     4,535     6.53%, 12/12/00                                             4,525,951
                                                                     ---------------
               Total commercial paper
                (cost $16,729,132)                                        16,729,132
                                                                     ---------------


See Notes to Financial Statements     B-53

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Portfolio of Investments as of November 30, 2000 Cont'd.

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Repurchase Agreement  6.9%
$    7,779     Joint Repurchase Agreement Account,
                6.50%, 12/01/00 (amortized cost $7,779,000; Note
                5)                                                   $     7,779,000
                                                                     ---------------
               Total short-term investments
                (cost $24,508,132)                                        24,508,132
                                                                     ---------------
               Total Investments  115.2%
                (cost $129,431,074; Note 4)                              130,284,365
               Liabilities in excess of other assets  (15.2%)            (17,195,406)
                                                                     ---------------
               Net Assets  100%                                      $   113,088,959
                                                                     ---------------
                                                                     ---------------

------------------------------
(a) Portion of security segregated as collateral for dollar rolls.
(b) Portion of security held as Mortgage dollar roll, see Note 1 and Note 4. The amount of dollar rolls outstanding at November 30, 2000 was $12,791,465 (principal $13,000,000), which was 9.2% of total assets.
(c) Portion of security pledged as initial margin for financial futures contracts.
MTN--Medium Term Note.

                                      B-54    See Notes to Financial Statements

     Prudential Government Securities Trust
      U.S. Treasury Money Market Series
             Portfolio of Investments as of November 30, 2000

Principal
Amount
(000)          Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
United States Treasury Bills  21.4%
$      271     6.35%, 12/18/00                                       $       270,187
       731     6.355%, 12/18/00                                              728,806
    62,590     6.37%, 12/18/00                                            62,401,726
     9,208     6.32%, 12/21/00                                             9,175,670
       281     6.375%, 12/21/00                                              280,005
     6,356     6.379%, 12/21/00                                            6,333,474
                                                                     ---------------
                                                                          79,189,868
-------------------------------------------------------------------------------------
United States Treasury Notes  75.7%
    90,087     4.625%, 12/31/00                                           89,943,901
    59,649     5.50%, 12/31/00                                            59,599,185
    44,629     4.50%, 1/31/01                                             44,488,520
    10,898     5.25%, 1/31/01                                             10,876,671
    51,545     5.00%, 2/28/01                                             51,377,509
     5,831     5.625%, 2/28/01                                             5,820,581
    16,000     4.875%, 3/31/01                                            15,919,261
     1,854     5.00%, 4/30/01                                              1,844,440
       910     6.25%, 4/30/01                                                909,708
                                                                     ---------------
                                                                         280,779,776
                                                                     ---------------
               Total Investments  97.1%
                (amortized cost $359,969,644(a))                         359,969,644
               Other assets in excess of liabilities  2.9%                10,694,071
                                                                     ---------------
               Net Assets  100%                                      $   370,663,715
                                                                     ---------------
                                                                     ---------------

------------------------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.

See Notes to Financial Statements     B-55

     Prudential Government Securities Trust     As of November 30, 2000
             Statement of Assets and Liabilities

                                                               Short-        U.S. Treasury
                                              Money         Intermediate         Money
                                          Market Series     Term Series      Market Series
-------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
  $605,255,890, $129,431,074 and
  $359,969,644, respectively)             $ 605,255,890     $130,284,365      $ 359,969,644
Cash                                             91,724          246,835                862
Receivable for investments sold               9,964,389        7,088,229                 --
Interest receivable                           6,174,236          535,801          4,863,002
Receivable for Series shares sold             3,299,481        1,298,758          9,712,070
Due from broker-variation margin                                  30,892
Other assets                                     12,796            3,575              6,275
Securities lending income receivable                 --              352                 --
                                          -------------     ------------     --------------
      Total assets                          624,798,516      139,488,807        374,551,853
                                          -------------     ------------     --------------
LIABILITIES
Dollar roll payable                                  --       12,791,465                 --
Payable for investments purchased            23,992,950       12,013,577                 --
Payable for Series shares reacquired          2,580,741        1,163,821          3,014,907
Dividends payable                               848,577          131,582            507,733
Management fee payable                          196,641           36,967            116,463
Distribution fee payable                         30,823           15,278             19,608
Accrued expenses and other liabilities          307,036          247,158            229,427
                                          -------------     ------------     --------------
      Total liabilities                      27,956,768       26,399,848          3,888,138
                                          -------------     ------------     --------------
NET ASSETS                                $ 596,841,748     $113,088,959      $ 370,663,715
                                          -------------     ------------     --------------
                                          -------------     ------------     --------------
Net assets were comprised of:
   Shares of beneficial interest, at
   par ($.01 per share)                   $   5,968,417     $    117,598      $   3,706,637
   Paid-in capital in excess of par         590,873,331      140,172,706        366,957,078
                                          -------------     ------------     --------------
                                            596,841,748      140,290,304        370,663,715
   Undistributed net investment income                           643,398                 --
   Accumulated net realized loss on
      investments                                    --     (28,748,527)                 --
   Net unrealized appreciation on
      investments                                    --          903,784                 --
                                          -------------     ------------     --------------
Net assets, November 30, 2000             $ 596,841,748     $113,088,959      $ 370,663,715
                                          -------------     ------------     --------------
                                          -------------     ------------     --------------

                                      B-56    See Notes to Financial Statements

     Prudential Government Securities Trust     As of November 30, 2000
             Statement of Assets and Liabilities Cont'd.

                                                               Short-        U.S. Treasury
                                              Money         Intermediate         Money
                                          Market Series     Term Series      Market Series
-------------------------------------------------------------------------------------------------
Net asset value
Class A:
   Net asset value, offering price and
      redemption price per share
      ($558,307,469 / 558,307,469
      shares of beneficial interest
      issued and outstanding)                     $1.00
                                          -------------
                                          -------------
      ($106,047,601 / 11,030,577
      shares of beneficial interest
      issued and outstanding)                                      $9.61
                                                            ------------
                                                            ------------
      ($365,154,211 / 365,154,211
      shares of beneficial interest
      issued and outstanding)                                                         $1.00
                                                                             --------------
                                                                             --------------
Class Z:
   Net asset value, offering price and
      redemption price per share
      ($38,534,279 / 38,534,279 shares
      of beneficial interest issued
      and outstanding)                            $1.00
                                          -------------
                                          -------------
      ($7,041,358 / 729,212 shares of
      beneficial interest issued and
      outstanding)                                                 $9.66
                                                            ------------
                                                            ------------
      ($5,509,504 / 5,509,504 shares
      of beneficial interest issued
      and outstanding)                                                                $1.00
                                                                             --------------
                                                                             --------------

See Notes to Financial Statements     B-57

     Prudential Government Securities Trust     Year Ended November 30, 2000
             Statement of Operations

                                                                  Short-        U.S. Treasury
                                                 Money         Intermediate         Money
                                             Market Series     Term Series      Market Series
---------------------------------------------------------------------------------------------------
Net Investment Income
   Interest                                   $37,111,110      $  7,632,423      $22,710,452
   Income from securities loaned, net                  --            10,221               --
                                             -------------     ------------     -------------
      Total income                             37,111,110         7,642,644       22,710,452
                                             -------------     ------------     -------------
Expenses
   Management fee                               2,373,381           483,730        1,594,581
   Distribution fee--Class A                      698,878           208,832          495,568
   Transfer agent's fees and expenses           1,955,000           196,000          164,000
   Custodian's fees and expenses                   75,000            64,000           55,000
   Registration fees                               98,000            24,000           24,000
   Reports to shareholders                         70,000            63,000           30,000
   Audit fee                                       25,000            34,000           25,000
   Legal fees and expenses                         25,000            34,000           10,000
   Trustees' fees and expenses                     19,000            12,000           14,000
   Insurance expense                                9,000             2,000            2,000
   Miscellaneous                                   10,172             3,994              511
                                             -------------     ------------     -------------
      Total expenses                            5,358,431         1,125,556        2,414,660
                                             -------------     ------------     -------------
Net investment income                          31,752,679         6,517,088       20,295,792
                                             -------------     ------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                         18,838       (1,876,729)           70,889
   Financial futures contracts                         --            66,826               --
                                             -------------     ------------     -------------
                                                   18,838       (1,809,903)           70,889
                                             -------------     ------------     -------------
Net change in unrealized appreciation
  (depreciation) on:
   Investments                                         --         3,374,282               --
   Financial futures contracts                         --            38,790               --
                                             -------------     ------------     -------------
                                                       --         3,413,072               --
                                             -------------     ------------     -------------
Net gain on investments                            18,838         1,603,169           70,889
                                             -------------     ------------     -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                  $31,771,517      $  8,120,257      $20,366,681
                                             -------------     ------------     -------------
                                             -------------     ------------     -------------

                                      B-58     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                            ----------------------------------------
                                                  2000                   1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                     $    31,752,679        $    26,611,013
   Net realized gain on investment
      transactions                                    18,838                 22,795
                                            -----------------      -----------------
   Net increase in net assets resulting
      from operations                             31,771,517             26,633,808
                                            -----------------      -----------------
   Dividends and distributions (Note 1)          (31,771,517)           (26,633,808)
                                            -----------------      -----------------
Series share transactions(a) (Note 6):
   Net proceeds from shares subscribed         1,170,479,432          1,745,594,547
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               30,497,478             25,608,555
   Cost of shares reacquired                  (1,222,549,443)        (1,769,693,659)
                                            -----------------      -----------------
   Net increase (decrease) in net
      assets from Series share
      transactions                               (21,572,533)             1,509,443
                                            -----------------      -----------------
Total increase (decrease)                        (21,572,533)             1,509,443
NET ASSETS
Beginning of year                                618,414,281            616,904,838
                                            -----------------      -----------------
End of year                                  $   596,841,748        $   618,414,281
                                            -----------------      -----------------
                                            -----------------      -----------------
------------------------------
(a) At $1.00 per share for the Money
    Market Series.

See Notes to Financial Statements          B-59

     Prudential Government Securities Trust     Short Intermediate Term
             Statement of Changes in Net Assets

                                                    Year Ended November 30,
                                            ----------------------------------------
                                                  2000                   1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                      $   6,517,088          $   7,252,280
   Net realized loss on investment
      transactions                               (1,809,903)            (1,548,861)
   Net change in unrealized
      appreciation/depreciation on
      investments                                 3,413,072             (3,950,179)
                                            -----------------      -----------------
   Net increase in net assets resulting
      from operations                             8,120,257              1,753,240
                                            -----------------      -----------------
   Dividends from net investment income
      (Note 1)
      Class A                                    (5,469,326)            (6,943,757)
      Class Z                                      (351,829)              (453,682)
                                            -----------------      -----------------
                                                 (5,821,155)            (7,397,439)
                                            -----------------      -----------------
Series share transactions (Note 6):
   Net proceeds from shares subscribed           25,315,318             28,989,720
   Net asset value of shares issued in
      reinvestment of dividends                   4,123,903              5,237,511
   Cost of shares reacquired                    (54,306,883)           (47,069,301)
                                            -----------------      -----------------
   Net decrease in net assets from
      Series share transactions                 (24,867,662)           (12,842,070)
                                            -----------------      -----------------
Total decrease                                  (22,568,560)           (18,486,269)
NET ASSETS
Beginning of year                               135,657,519            154,143,788
                                            -----------------      -----------------
End of year(a)                                $ 113,088,959          $ 135,657,519
                                            -----------------      -----------------
                                            -----------------      -----------------
------------------------------
(a) Includes undistributed net
  investment income of:                       $     643,398          $          --
                                            -----------------      -----------------

                                      B-60     See Notes to Financial Statements

     Prudential Government Securities Trust     U.S. Treasury Money Market
             Statement of Changes in Net Assets

                                                      Year Ended November 30,
                                               -------------------------------------
                                                     2000                 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                       $     20,295,792      $    15,742,063
   Net realized gain on investment
      transactions                                       70,889               92,022
                                               ----------------      ---------------
   Net increase in net assets resulting
      from operations                                20,366,681           15,834,085
                                               ----------------      ---------------
   Dividends and distributions (Note 1)             (20,366,681)         (15,834,085)
                                               ----------------      ---------------
Series share transactions(a) (Note 6):
   Net proceeds from shares subscribed            2,828,165,253        3,016,500,664
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  18,143,345           13,902,487
   Cost of shares reacquired                     (2,799,298,963)      (3,043,734,040)
                                               ----------------      ---------------
   Net increase (decrease) in net assets
      from Series share transactions                 47,009,635          (13,330,889)
                                               ----------------      ---------------
Total increase (decrease)                            47,009,635          (13,330,889)
NET ASSETS
Beginning of year                                   323,654,080          336,984,969
                                               ----------------      ---------------
End of year(a)                                 $    370,663,715      $   323,654,080
                                               ----------------      ---------------
                                               ----------------      ---------------
------------------------------
(a) At $1.00 per share for the U.S.
    Treasury Money Market Series.

See Notes to Financial Statements     B-61

     Prudential Government Securities Trust
             Notes to Financial Statements

     Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series (each a 'Series'); the monies of each series are invested in separate, independently managed portfolios. The Money Market Series seeks high current income, preservation of capital and maintenance of liquidity by investing primarily in a diversified portfolio of short-term money market instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities that mature in 13 months or less. The Short-Intermediate Term Series seeks a high level of income consistent with providing reasonable safety by investing at least 65% of the Series' total assets in U.S> Government securities, including U.S. Treasury bills, notes, bonds and other debt securities, such as mortgage-related and asset-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity by investing exclusively in U.S. Treasury obligations that mature in 13 months or less.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund and each Series in the preparation of its financial statements.

     SECURITIES VALUATIONS:   The Money Market Series and U.S. Treasury Money
Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

     For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      REPURCHASE AGREEMENTS:   In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      FINANCIAL FUTURES CONTRACTS:    The Short-Intermediate Term Series may
enter into financial futures contracts which are agreements to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      SECURITIES LENDING:    The Money Market Series and the Short-Intermediate
Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the Series continues to receive any dividend or interest paid on such securities. Each Series receives compensation net of rebates for lending securities in the form of fees or it retains a portion of interest on the investments of any cash received as collateral. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of fundamental policy the Series may not lend more than 30% of the value of its total assets.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME:    Securities transactions
are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund's expenses are allocated to the respective Series on the basis of relative net assets except for Series specific expenses which are allocated at a Series or class level. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the 'Guide'), was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net assets value, but will change the classification of certain amounts between interest income and ralized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      DOLLAR ROLLS:    The Short-Intermediate Term Series may enter into dollar
roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is at least equal to its obligations in respect of dollar rolls.

      FEDERAL INCOME TAXES:    For federal income tax purposes, each series of
the Fund is treated as a separate taxable entity. It is each Series' policy to continue to
                                      B-64

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS:    The Money Market Series and U.S. Treasury
Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

      The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      RECLASSIFICATION OF CAPITAL ACCOUNTS:    The Fund accounts and reports for
distributions to shareholders in accordance with American Institute of Certified Public Accountants' (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to decrease undistributed net investment income by $52,535, increase accumulated net realized losses by $3,745,878 and decrease paid-in-capital in excess of par by $3,693,343 which represents the expiration of a portion of the capital loss carryforward and the reversal of prior year's over distribution. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

     The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

     Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .20 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the fee paid to PIC by PIFM is payable as follows: .20 of 1% of average daily net assets up to $1 billion, .169 of 1% of average daily net assets between $1 billion and $1.5 billion and .14 of 1% in excess of $1.5 billion. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

     The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A shares, pursuant to a plan of distribution (the 'Class A Plan'), regardless of expenses actually incurred by them. The distribution fees for Class A shares are accrued daily and payable monthly. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

     Pursuant to the Class A Plan, the Money Market Series and the U.S. Treasury Money Market Series compensate PIMS at an annual rate of .125 of 1% of each Series' Class A average daily net assets. The Short-Intermediate Term Series' Class A Plan compensates PIMS at an annual rate of .25 of 1% of the lesser of
(a) the aggregate sales of the series' Class A shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan.

     PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America.

     The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 2000, the Fund incurred fees of approximately $1,656,900, $169,300, and $159,300, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. As of November 30, 2000, approximately $118,400, $12,500, and $9,800 of such fees were due to PMFS, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 2000 were $436,716,769 and $451,944,267, respectively.

     For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $129,431,074 and, accordingly, as of November 30, 2000, net unrealized appreciation for federal income tax purposes was $853,291 (gross unrealized appreciation-$1,348,020; gross unrealized depreciation--$494,729).

     For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 2000 of approximately $28,698,000 of which $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003, $1,933,000 expires in 2004, $3,290,000 expires in 2005,
$1,537,000 expires in 2007 and $1,771,000 expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 2000, approximately $3,746,000 of the capital loss carryforward expired unused.

     The average balance of dollar rolls outstanding during the year ended November 30, 2000 was approximately $17,398,859 for the Short-Intermediate Term Series.

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

     During the fiscal year ended November 30, 2000, the Short-Intermediate Term Series entered into financial futures contracts. Details of open contracts at November 30, 2000 are as follows:

                                                  Value at        Value at
Number of                         Expiration       Trade        November 30,       Unrealized
Contracts           Type             Date           Date            2000          Appreciation
---------     ----------------    -----------    ----------     ------------     --------------
               Long Position:
               U.S. Treasury
    26           5 yr. Note       March 2001     $2,635,945      $2,654,844         $ 18,899
               U.S. Treasury
    60          10 yr. Note       March 2001      6,150,266       6,181,860           31,594
                                                                                 --------------
                                                                                    $ 50,493
                                                                                 --------------
                                                                                 --------------

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 2000, the Short-Intermediate Term Series had a .88% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $7,779,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:

     ABN AMRO Incorporated, 6.49%, in the principal amount of $140,000,000, repurchase price $140,025,239, due 12/1/00. The value of the collateral including accrued interest was $142,800,099.

     Bear, Stearns & Co. Inc., 6.49%, in the principal amount of $150,000,000, repurchase price $150,027,042, due 12/1/00. The value of the collateral including accrued interest was $154,187,553.

     Chase Securities, Inc., 6.49%, in the principal amount of $170,000,000, repurchase price $170,030,647, due 12/1/00. The value of the collateral including accrued interest was $173,403,728.

     Credit Suisse First Boston Corp., 6.54%, in the principal amount of $50,000,000, repurchase price $50,009,083, due 12/1/00. The value of the collateral including accrued interest was $51,721,692.

     Deutsche Bank Alex. Brown, 6.53%, in the principal amount of $115,305,000, repurchase price $115,325,915, due 12/1/00. The value of the collateral including accrued interest was $117,611,817.

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

     UBS Warburg, 6.49%, in the principal amount of $255,000,000, repurchase price $255,045,971, due 12/1/00. The value of the collateral including accrued interest was $260,101,709.

NOTE 6. CAPITAL
The Fund offers Class A and Class Z shares. Neither Class A nor Class Z shares are subject to any sales or redemption charge. Class Z shares are offered exclusively for sale to a limited group of investors. Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value.

     Transactions in shares of beneficial interest for the Money Market Series were as follows:

                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class A
-----------------------------------------------------
Shares sold                                                      1,104,851,149             1,712,722,383
Shares issued in reinvestment of dividends and
  distributions                                                     28,694,291                24,187,413
Shares reacquired                                               (1,152,106,270)           (1,750,045,596)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                      (18,560,830)              (13,135,800)
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------
                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class Z
-----------------------------------------------------
Shares sold                                                         65,628,283                32,872,164
Shares issued in reinvestment of dividends and
  distributions                                                      1,803,187                 1,421,142
Shares reacquired                                                  (70,443,173)              (19,648,063)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                       (3,011,703)               14,645,243
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------

      Transactions in shares of beneficial interest for the Short-Intermediate Term Series were as follows:

Class A                                                          Shares                    Amount
------------------------------------------------------   ----------------------    ----------------------
Year Ended November 30, 2000
Shares sold                                                           1,478,297        $       13,880,626
Shares issued in reinvestment of dividends                              401,831                 3,771,291
Shares reacquired                                                    (4,375,413)       $      (41,067,353)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        (2,495,285)              (23,415,436)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

Class A                                                          Shares                    Amount
------------------------------------------------------   ----------------------    ----------------------
Year ended November 30, 1999:
Shares sold                                                           1,586,933        $       15,183,562
Shares issued in reinvestment of dividends                              500,676                 4,786,911
Shares reacquired                                                    (3,863,436)              (36,892,313)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        (1,775,827)       $      (16,921,840)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------
Class Z
------------------------------------------------------
Year ended November 30, 2000:
Shares sold                                                           1,212,347        $       11,434,692
Shares issued in reinvestment of dividends                               37,409                   352,612
Shares reacquired                                                    (1,405,106)              (13,239,530)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                          (155,350)       $       (1,452,226)
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------
Year ended November 30, 1999:
Shares sold                                                           1,423,368        $       13,806,158
Shares issued in reinvestment of dividends                               47,015                   450,600
Shares reacquired                                                    (1,058,235)              (10,176,988)
                                                         ----------------------    ----------------------
Net increase (decrease) in shares outstanding                           412,148        $        4,079,770
                                                         ----------------------    ----------------------
                                                         ----------------------    ----------------------

      Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series were as follows:

                                                                    Year Ended November 30,
                                                        ------------------------------------------------
                                                                 2000                      1999
                                                        ----------------------    ----------------------
Class A
-----------------------------------------------------
Shares sold                                                      2,821,510,964             3,013,485,594
Shares issued in reinvestment of dividends and
  distributions                                                     18,027,281                13,826,283
Shares reacquired                                               (2,796,024,697)           (3,042,655,971)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                       43,513,548               (15,344,094)
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------
Class Z
-----------------------------------------------------
Shares sold                                                          6,654,289                 3,015,070
Shares issued in reinvestment of dividends and
  distributions                                                        116,064                    76,204
Shares reacquired                                                   (3,274,266)               (1,078,069)
                                                        ----------------------    ----------------------
Net increase (decrease) in shares outstanding                        3,496,087                 2,013,205
                                                        ----------------------    ----------------------
                                                        ----------------------    ----------------------

     Prudential Government Securities Trust
             Notes to Financial Statements Cont'd.

NOTE 7. PROPOSED REORGANIZATION
On November 14, 2000, the Trustees' of the Fund approved an Agreement and Plan of Reorganization (the 'Plan'), which provides for the transfer of all of the assets of Prudential Government Securities Trust: Short Intermediate Term Series to Prudential Government Income Fund, Inc. in exchange for Class A and Z shares of the Prudential Government Income Fund, Inc. and the Prudential Government Income Fund, Inc. assumption of the liabilities of the Prudential Government Securities Trust: Short Intermediate Term Series.

     The Plan is subject to approval by the shareholders of the Prudential Government Securities Trust: Short Intermediate Term Series at a shareholder meeting scheduled on March 22, 2001. If the Plan is approved, it is expected that the reorganization will take place shortly thereafter. The Prudential Government Securities Trust: Short Intermediate Term Series and the Prudential Government Income Fund, Inc. will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income                                                    .053
Dividends and distributions                                             (.053)
                                                                -----------------   ---
Net asset value, end of year                                            1.000
                                                                -----------------   ---
                                                                -----------------   ---
TOTAL RETURN(a)                                                          5.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 558,307
Average net assets (000)                                            $ 559,103
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.91%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.79%
   Net investment income                                                 5.35%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                      B-72     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended November 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
       0.042                0.048                0.048                0.046
      (0.042)              (0.048)              (0.048)              (0.046)
----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.31%                4.87%                4.87%                4.74%
    $576,868             $590,004             $591,428             $552,123
    $594,266             $589,649             $586,513             $589,147
        0.90%                0.80%                0.77%                0.86%
        0.77%                0.67%                0.65%                0.73%
        4.23%                4.77%                4.77%                4.63%

See Notes to Financial Statements     B-73

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 1.000
Net investment income                                                   .054
Dividends and distributions                                            (.054)
                                                                    --------        ---
Net asset value, end of period                                       $ 1.000
                                                                    --------        ---
                                                                    --------        ---
TOTAL RETURN(a)                                                         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $38,534
Average net assets (000)                                             $34,243
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              0.79%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              0.79%
   Net investment income                                                5.48%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
                                      B-74     See Notes to Financial Statements

     Prudential Government Securities Trust     Money Market Series
             Financial Highlights Cont'd.

                      Class Z
----------------------------------------------------
          Year Ended               March 1, 1996(b)
         November 30,                   Through
------------------------------       November 30,
 1999        1998        1997            1996
----------------------------------------------------------
$ 1.000     $ 1.000     $1.000          $ 1.000
  0.044       0.049      0.048            0.038
 (0.044)     (0.049)    (0.048)          (0.038)
-------     -------     ------          -------        ---
$ 1.000     $ 1.000     $1.000          $ 1.000
-------     -------     ------          -------        ---
-------     -------     ------          -------        ---
   4.44%       5.00%      5.03%            3.87%
$41,546     $26,901     $  581          $   204(c)
$32,984     $19,236     $  672          $ 1,962
   0.77%       0.67%      0.65%            0.68%(d)
   0.77%       0.67%      0.65%            0.68%(d)
   4.38%       4.89%      4.92%            4.68%(d)

See Notes to Financial Statements     B-75

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    9.41
                                                                -----------------
Income from investment operations:
Net investment income                                                    0.51
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.14
                                                                -----------------
   Total from investment operations                                      0.65
                                                                -----------------
Less distributions:
Dividends from net investment income                                    (0.45)
                                                                -----------------
Net asset value, end of year                                        $    9.61
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 106,048
Average net assets (000)                                            $ 113,860
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.94%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.76%
   Net investment income                                                 5.38%
For Class A and Z shares:
   Portfolio turnover rate                                                370%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements     B-76

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                                       Class A
--------------------------------------------------------------------------------
                               Year Ended November 30,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $   9.77             $   9.74             $   9.70             $   9.74
----------------     ----------------     ----------------     ----------------
        0.47                 0.51                 0.56                 0.51
       (0.35)                0.06                   --                (0.01)
----------------     ----------------     ----------------     ----------------
        0.12                 0.57                 0.56                 0.50
----------------     ----------------     ----------------     ----------------
       (0.48)               (0.54)               (0.52)               (0.54)
----------------     ----------------     ----------------     ----------------
    $   9.41             $   9.77             $   9.74             $   9.70
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.26%                6.01%                5.96%                5.34%
    $127,298             $149,508             $149,162             $185,235
    $138,847             $155,680             $166,651             $186,567
        0.92%                0.96%                0.97%                1.01%
        0.73%                0.78%                0.77%                0.79%
        4.90%                5.26%                5.76%                5.99%
         304%                 155%                 210%                 132%

See Notes to Financial Statements     B-77

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $    9.45
                                                                -----------------
Income from investment operations:
Net investment income                                                    0.52
Net realized and unrealized gain (loss) on investment
   transactions                                                          0.16
                                                                -----------------
   Total from investment operations                                      0.68
                                                                -----------------
Less distributions:
Dividends from net investment income                                    (0.47)
                                                                -----------------
Net asset value, end of period                                      $    9.66
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          7.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $   7,041
Average net assets (000)                                            $   7,073
Ratios to average net assets:
   Expenses                                                              0.76%
   Net investment income                                                 5.56%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
                                      B-78     See Notes to Financial Statements

     Prudential Government Securities Trust     Short-Intermediate Term Series
             Financial Highlights Cont'd.

                Class Z
----------------------------------------
                      February 26,
   Year Ended           1997(b)
  November 30,          Through
-----------------     November 30,
 1999       1998          1997
----------------------------------------
$ 9.81     $ 9.77        $ 9.64
------     ------     ------------
  0.51       0.47          0.47
 (0.37)      0.13          0.07
------     ------     ------------
  0.14       0.60          0.54
------     ------     ------------
 (0.50)     (0.56)        (0.41)
------     ------     ------------
$ 9.45     $ 9.81        $ 9.77
------     ------     ------------
------     ------     ------------
  1.46%      6.31%         5.70%
$8,360     $4,635        $  207(c)
$8,798     $3,631        $  202(c)
  0.73%      0.78%         0.77%(d)
  5.09%      5.36%         6.52%(d)

See Notes to Financial Statements     B-79

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                November 30, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   1.000
Net investment income                                                   0.052
Dividends and distributions                                            (0.052)
                                                                -----------------
Net asset value, end of year                                        $   1.000
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a)                                                          5.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 365,154
Average net assets (000)                                            $ 396,454
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                               0.61%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               0.48%
   Net investment income                                                 5.09%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
                                      B-80     See Notes to Financial Statements

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended November 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  1.000             $  1.000             $  1.000             $  1.000
       0.041                0.046                0.047                0.046
      (0.041)              (0.046)              (0.047)              (0.046)
----------------     ----------------     ----------------     ----------------
    $  1.000             $  1.000             $  1.000             $  1.000
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.19%                4.66%                4.80%                4.75%
    $321,641             $336,985             $432,784             $305,330
    $383,772             $420,140             $402,634             $393,060
        0.63%                0.63%                0.65%                0.63%
        0.51%                0.51%                0.52%                0.51%
        4.08%                4.57%                4.66%                4.57%

See Notes to Financial Statements     B-81

     Prudential Government Securities Trust
       U.S. Treasury Money Market Series
             Financial Highlights (Unaudited) Cont'd.

                                                           Class Z
                                     -------------------------------------------------
                                                                          February 21,
                                                Year Ended                  1997(b)
                                               November 30,                 Through
                                     --------------------------------     November 30,
                                        2000         1999       1998          1997
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period                              $1.000       $1.000     $1.000        $1.000
                                     ----------     ------     ------     ------------
Net investment income                   0.053        0.043      0.049         0.039
Dividends and distributions            (0.053)      (0.043)    (0.049)       (0.039)
                                     ----------     ------     ------     ------------
Net asset value, end of period         $1.000       $1.000     $1.000        $1.000
                                     ----------     ------     ------     ------------
                                     ----------     ------     ------     ------------
TOTAL RETURN(a)                          5.40%        4.37%      5.05%         3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $5,510       $2,013     $  211(c)     $  205(c)
Average net assets (000)               $2,191       $1,942     $  209(c)     $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees and
      service (12b-1) fees               0.48%        0.51%      0.51%         0.52%(d)
   Expenses, excluding
      distribution fees and
      service (12b-1) fees               0.48%        0.51%      0.51%         0.52%(d)
   Net investment income                 5.31%        4.19%      4.91%         3.89%(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.

                                      B-82     See Notes to Financial Statements

     Prudential Government Securities Trust
             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
As described in Note 7 to the financial statements, on November 14, 2000, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization, subject to shareholders approval, whereby the Prudential Government Securities
Trust: Short-Intermediate Term Series would be merged into Prudential Government Income Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2001

     Prudential Government Securities Trust
             Federal Income Tax Information (Unaudited)

     We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 57.00% of the dividends paid by the Money Market Series*, 16.65% of the dividends paid by the Short-Intermediate Term Series* and 100% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

     Shortly after the close of the calendar year ended December 31, 2000, you will be advised as to the federal tax status of the dividends you received in calendar year 2000.

     For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

* Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value of $1.00 invested on
1/1/1926 through 12/31/2000

      SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
2000     $6,402.23      $2,586.52           $48.86          $16.56      $9.75

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Trust or of any sector in which the Trust invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

     YEAR                      1990     1991     1992    1993    1994    1995     1996    1997    1998    1999     2000
   -------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   TREASURY
   BONDS(1)                      8.5%    15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%    10.0%  (2.56)%   13.52%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   MORTGAGE
   SECURITIES(2)                10.7%    15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%     7.0%   1.86%    11.16%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
   CORPORATE BONDS(3)            7.1%    18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%     8.6%  (1.96)%    9.39%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. HIGH YIELD
   BONDS(4)                     (9.6)%   46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%     1.6%   2.39%    (5.86)%
   -------------------------------------------------------------------------------------------------------------------------
   WORLD GOVERNMENT
   BONDS(5)                     15.3%    16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%    5.3%  (5.07)%   (2.63)%
   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   DIFFERENCE BETWEEN
   HIGHEST
   AND LOWEST RETURNS
   PERCENT                      24.9%    30.9%   11.0%   10.3%    9.9%     5.5%    8.7%   17.1%     8.4%   7.46%    19.10%


(1)
  LEHMAN BROTHERS TREASURY BOND INDEX IS AN UNMANAGED INDEX MADE UP OF OVER 150 PUBLIC ISSUES OF THE U.S. TREASURY HAVING MATURITIES OF AT LEAST ONE YEAR.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX THAT INCLUDES OVER 600 15 AND 30-YEAR FIXED-RATE MORTGAGED-BACKED SECURITIES OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA), AND THE FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC).

(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX INCLUDES OVER 3,000 PUBLIC FIXED-RATE, NONCONVERTIBLE INVESTMENT-GRADE BONDS. ALL BONDS ARE U.S. DOLLAR-DENOMINATED ISSUES AND INCLUDE DEBT ISSUED OR GUARANTEED BY FOREIGN SOVEREIGN GOVERNMENTS, MUNICIPALITIES, GOVERNMENTAL AGENCIES OR INTERNATIONAL AGENCIES. ALL BONDS IN THE INDEX HAVE MATURITIES OF AT LEAST ONE YEAR. SOURCE: LIPPER INC.

(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISING OVER 750 PUBLIC, FIXED-RATE, NONCONVERTIBLE BONDS THAT ARE RATED BA1 OR LOWER BY MOODY'S INVESTORS SERVICE (OR RATED BB+ OR LOWER BY STANDARD & POOR'S OR FITCH INVESTORS SERVICE). ALL BONDS IN THE INDEX HAVE MATURITIES OF AT LEAST ONE YEAR.

(5)
  SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) INCLUDES 800 BONDS ISSUED BY VARIOUS FOREIGN GOVERNMENTS OR AGENCIES, EXCLUDING THOSE IN THE U.S., BUT INCLUDING THOSE IN JAPAN, GERMANY, FRANCE, THE U.K., CANADA, ITALY, AUSTRALIA, BELGIUM, DENMARK, THE NETHERLANDS, SPAIN, SWEDEN, AND AUSTRIA. ALL BONDS IN THE INDEX HAVE MATURITIES OF AT LEAST ONE YEAR.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SWEDEN       19.12%
HONG KONG    17.63%
SPAIN        17.30%
NETHERLAND   16.96%
FRANCE       16.08%
BELGIUM      15.65%
USA          15.08%
SWITZERLAND  14.91%
EUROPE       14.44%
U.K.         14.30%
DENMARK      13.93%
SING/MLYSIA  11.55%
GERMANY      11.09%
CANADA       10.71%
ITALY        10.49%
AUSTRALIA    10.09%
NORWAY        8.23%
JAPAN         6.55%
AUSTRIA       5.70%


Source: Morgan Stanley Capital International (MSCI and Lipper Inc. as of 12/31/00). Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
     AND REINVESTING DIVIDENDS

1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2000  $414,497  $143,308

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 19.0 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           50.6%
Europe         33.6%
Pacific Basin  13.4%
Canada          2.4%


Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.



    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-2000)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1926
1936
1946
1956
1966
1976
1986
1996
2000


SOURCE: IBBOTSON ASSOCIATES. USED WITH PERMISSION. ALL RIGHTS RESERVED. THE CHART ILLUSTRATES THE HISTORICAL YIELD OF THE LONG-TERM U.S. TREASURY BOND FROM 1926-2000. YIELDS REPRESENT THAT OF AN ANNUALLY RENEWED ONE-BOND PORTFOLIO WITH A REMAINING MATURITY OF APPROXIMATELY 20 YEARS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES AND SHOULD NOT BE CONSTNUED TO REPRESENT THE YIELDS OF ANY PRUDENTIAL MUTUAL FUND.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

        (a) (1) Declaration of Trust as amended and restated on September 6, 1988 of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

          (2) Amendment to Declaration of Trust, dated March 1, 1991. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

          (3) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

          (4) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).


          (5) Form of Amended Certificate of Designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).



        (b) Amended and Restated By-Laws of the Registrant.*



        (c) (1) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. (c)(1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).



          (2) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. (c)(2) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 29, 1999 (File No. 2-74139).


          (3) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

        (d) (1) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).


          (2) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).



          (3) Amendment to Subadvisory Agreement dated November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).


        (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.

          (2) Dealer Agreement. Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed on Form N-1A via EDGAR on January 28, 1999.


        (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).

          (2) Amendment to Custodian Agreement dated February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).



        (h) (1) Transfer Agency Agreement between the Registrant an Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 1998 (File No. 2-74139).



          (2) Amendment to Transfer Agency and Service Agreement dated
          August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).


        (i) Opinion of Sullivan & Worcester. Incorporated by reference to Exhibit No. (1) to Post-Effective Amendment No. 29 to the Registration Statement filed on Form N-1A via EDGAR on March 25, 1999 (File
          No. 2-74139).

        (j)  (1) Consent of Independent Accountants.*

          (2) Consent of Sullivan and Worcester.*


        (m) (1) Distribution and Service Plan for Class A Shares, dated December 20, 1990, as amended and restated on July 1, 1993 and August 1, 1995 (Money Market Series and U.S. Treasury Money Market Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File No. 2-74139).



          (2) Distribution and Service Plan for Class A Shares, dated July 26, 1995, as amended and restated on July 1, 1993 and August 1, 1995 (Short-Intermediate Term Series). Incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on February 2, 2000 (File
          No. 2-74139).


        (n) (1) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to Exhibit 18 to Post Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.


          (2) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short-Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).



        (p) (1) Code of Ethics of the Registrant.*



          (2) Code of Ethics of the Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

------------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    No person is controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION.


    Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner not otherwise prohibited or limited by law as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person, other than the Trust or its shareholders, in connection with Trust property or the affairs of the Trust, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder and shall reimburse such shareholder for all expenses reasonably related thereto.



    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, an individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust) may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the Investment Company Act and pursuant to Section 10 of the Distribution Agreement (Exhibit 6(e)(1) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, in the performance of its duties, willful misfeasance or reckless disregard of duties. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 10 of the Distribution Agreement are hereby incorporated by reference in their entirety. The Trust has purchased an insurance policy insuring its officers and Trustees against certain liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and Trustees under certain circumstances.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.



    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) (formerly known as Prudential Mutual Fund Management Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Series Is Managed" in the Prospectus constituting Part A of this Registration Statement and "Management of the Trust" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIFM         PRINCIPAL OCCUPATIONS
----------------              ------------------         ---------------------
David R. Odenath, Jr.         Officer in Charge,         Officer in Charge, President, Chief Executive
                               President, Chief           Officer and Chief Operating Officer, PIFM; Senior
                               Executive Officer and      Vice President, The Prudential Insurance Company of
                               Chief Operating Officer    America (Prudential)
Robert F. Gunia               Executive Vice President   Executive Vice President and Chief Administrative
                               and Chief Administrative   Officer, PIFM; Vice President, Prudential;
                               Officer                    President, Prudential Investment Management
                                                          Services LLC (PIMS)
William V. Healey             Executive Vice President,  Executive Vice President, Chief Legal Officer and
                               Chief Legal Officer and    Secretary, PIFM; Vice President and Associate
                               Secretary                  General Counsel, Prudential; Senior Vice President,
                                                          Chief Legal Officer and Secretary, PIMS
Stephen Pelletier             Executive Vice President   Executive Vice President, PIFM
Judy A. Rice                  Executive Vice President   Executive Vice President, PIFM
Lynn M. Waldvogel             Executive Vice President   Executive Vice President, PIFM


    (b) The Prudential Investment Corporation (PIC).


    See "How the Series is Managed--Investment Adviser" in the Prospectus constituting Part A of the Regtistration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Reistration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIC                         PRINCIPAL OCCUPATIONS
----------------              -----------------                         ---------------------
John R. Strangfeld, Jr.       Chairman of the Board,     President and Chief Executive Officer of Prudential
                               President, Chief           Global Asset Management Group of Prudential; Senior
                               Executive Officer, and     Vice President, Prudential; Chairman of the Board,
                               Director                   President, Chief Executive Officer and Director,
                                                          PIC; Chairman and Chief Executive Officer of PSI
Bernard Winograd              Senior Vice President and  Chief Executive Officer, Prudential Real Estate
                               Director                   Investors; Senior Vice President and Director, PIC


ITEM 27. PRINCIPAL UNDERWRITERS

    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Money Mart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Special Money Market Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

    (b) Information concerning the officers and directors of PIMS is set forth below:


                                           POSITIONS AND                              POSITIONS AND
                                           OFFICES WITH                               OFFICES WITH
NAME(1)                                    UNDERWRITER                                REGISTRANT
-------                                    -------------                              -------------
Margaret Deverell......................    Vice President and Chief Financial         None
                                           Officer
Robert F. Gunia........................    President                                  Vice President and Director
Kevin Frawley..........................    Senior Vice President and Compliance       None
213 Washington Street                      Officer
Newark, NJ 07102
William V. Healey......................    Senior Vice President, Secretary and       None
                                           Chief Legal Officer
John R. Strangfeld, Jr.................    Advisory Board Member                      President and Director


--------------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of
Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

    Other than as set forth under the captions "How the Series Is Managed--Manager" and "How the Series Is Managed--Distributor" in the Prospectus and "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 29(th) day of January, 2001.


                                               PRUDENTIAL GOVERNMENT SECURITIES
                                               TRUST


                                               By: /s/ DAVID R. ODENATH, JR.

                                                 -------------------------------

                                                   David R. Odenath, Jr.,
                                                   President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                        TITLE                                        DATE
                      ---------                        -----                                        ----

                /s/ EUGENE C. DORSEY
     -------------------------------------------       Trustee                                January 29, 2001
                  Eugene C. Dorsey

                 /s/ DELAYNE D. GOLD
     -------------------------------------------       Trustee                                January 29, 2001
                   Delayne D. Gold

                 /s/ ROBERT F. GUNIA
     -------------------------------------------       Vice President and Trustee             January 29, 2001
                   Robert F. Gunia

                /s/ THOMAS T. MOONEY
     -------------------------------------------       Trustee                                January 29, 2001
                  Thomas T. Mooney

                 /s/ STEPHEN P. MUNN
     -------------------------------------------       Trustee                                January 29, 2001
                   Stephen P. Munn

              /s/ DAVID R. ODENATH, JR.
     -------------------------------------------       President and Trustee                  January 29, 2001
                David R. Odenath, Jr.

               /s/ RICHARD A. REDEKER
     -------------------------------------------       Trustee                                January 29, 2001
                 Richard A. Redeker

                  /s/ JUDY A. RICE
     -------------------------------------------       Trustee                                January 29, 2001
                    Judy A. Rice

               /s/ NANCY HAYS TEETERS
     -------------------------------------------       Trustee                                January 29, 2001
                 Nancy Hays Teeters

               /s/ LOUIS A. WEIL, III
     -------------------------------------------       Trustee                                January 29, 2001
                 Louis A. Weil, III

                 /s/ GRACE C. TORRES
     -------------------------------------------       Principal Financial and Accounting     January 29, 2001
                   Grace C. Torres                      Officer

                                 EXHIBIT INDEX


   (b)  Amended and Restated By-Laws of the Registrant.

(j)(1)  Consent of Independent Accountants.

(j)(2)  Consent of Sullivan and Worcester.

(p)(1)  Code of Ethics of the Registrant.

(p)(2)  Code of Ethics of the Prudential Investment Corporation,
        Prudential Investments Fund Management LLC and Prudential
        Investment Management Services LLC.